66444216;16 DM_US 190520716-12.102113.0045 ASSET PURCHASE AGREEMENT DATED AS OF December 9, 2022 AMONG CANO HEALTH, LLC CANO HEALTH, INC., THE SELLERS PARTY HERETO AND DEMARQUETTE KENT

-ii- 66444216;16 DM_US 190520716-12.102113.0045 TABLE OF EXHIBITS EXHIBIT A DEFINITIONS EXHIBIT B SPECIFICALLY EXCLUDED ASSETS EXHIBIT C PURCHASE CONSIDERATION ALLOCATION EXHIBIT D GENERAL COMPLIANCE ATTESTATION EXHIBIT E RESTRICTIVE COVENANT AGREEMENT EXHIBIT F FORMS OF EMPLOYMENT AGREEMENTS EXHIBIT G BILL OF SALE EXHIBIT H FORM OF RELEASE EXHIBIT I FORM OF MANAGEMENT SERVICES AGREEMENT EXHIBIT J SIDE LETTER EXHIBIT K DISCLOSURE SCHEDULES

66444216;16 DM_US 190520716-12.102113.0045 ASSET PURCHASE AGREEMENT This Asset Purchase Agreement (this “Agreement”) dated December 9, 2022 is among Cano Health, LLC (the “Purchaser”), Cano Health, Inc., a Delaware corporation (“Holdings”), Total Health Medical Centers, LLC, a Florida limited liability company (“Total Health”), Your Partners in Health, LLC, a Florida limited liability company (“Your Partners in Health”), Your Partners In Health I, LLC, a Florida limited liability company (“YPH I”), ProCare Medical Management LLC, a Florida limited liability company (“ProCare Medical Management”), Care Management Resources, LLC, a Florida limited liability company (“Care Management”), Care Management Resources I, LLC, a Florida limited liability company (“Care Management I” and together with Total Health, Your Partners in Health, YPH I, ProCare Medical Management and Care Management, each a “Seller” and collectively, the “Sellers”), and deMarquette Kent (the “Owner” and together with the Seller, the “Seller Parties”). The Purchaser and the Seller Parties are collectively referred to herein as the “Parties”. Capitalized terms used herein are defined in Exhibit A. RECITALS A. WHEREAS, the Owner owns all of the issued and outstanding equity interests of the Sellers, other than (i) ProCare Medical Management, which is wholly owned by Care Management, (ii) YPH I, which is wholly owned by Your Partners in Health, and (iii) Care Management I, which is wholly owned by Care Management. B. WHEREAS, the Sellers desire to sell all or substantially all of the Acquired Assets to the Purchaser in compliance with all applicable laws, on the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I PURCHASE OF THE ACQUIRED ASSETS; ASSUMPTION OF ASSUMED LIABILITIES 1.1 Purchase of the Acquired Assets. On the terms of this Agreement, the Purchaser hereby purchases from each Seller, and each Seller hereby sells to the Purchaser, all of such Seller’s rights and assets used in or related to such Seller’s Business other than the Excluded Assets identified in Section 1.2, free and clear of all Encumbrances other than Permitted Encumbrances, for the consideration specified in Section 1.5 (the “Acquired Assets”). The Acquired Assets specifically include all of each Seller’s rights, title and interests in and to all: (a) tangible personal property owned by or leased to such Seller, including (i) all Equipment owned by or leased to such Seller and (ii) all inventory, supplies, consumables and disposables owned by such Seller, (b) lease and subleases for the Leased Real Estate, (c) intellectual property assets, (d) the Acquired Contracts, (e) the right to all payments received post-Closing in respect of the Receivables, (f) patient lists, records and information, to the extent legally transferrable,

-2- DM_US 190520716-12.102113.0045 (g) rights in connection with deposits, escrows and prepaid expenses, (h) claims and rights (and benefits arising therefrom) with or against all commercial vendors and suppliers, including all rights under warranties covering any Equipment or services rendered to such Seller, (i) Permits (excluding Medicare and Medicaid provider numbers and all associated PINs related to physician employees and independent contractors) and all rights thereunder, to the extent legally transferrable, (j) books and records relating to the Acquired Assets and Assumed Liabilities, including accounts receivable, inventory, maintenance and asset history records, but excluding employee medical files and attorney-client privileged information (the “Books and Records”), (k) insurance benefits, including rights, claims and proceeds related to or arising from the Acquired Assets or the Assumed Liabilities, and (l) goodwill associated with the operation of such Seller’s Business and the Acquired Assets. 1.2 Excluded Assets. Any contrary provision in this Agreement notwithstanding, the Acquired Assets will not include, and each Seller will retain, the following assets (the “Excluded Assets”): (a) such Seller’s general ledgers, corporate charters, minute and stock record books, income Tax Returns and corporate seals, (b) such Seller’s Medicare and Medicaid provider numbers, NPIs and all associated PINs related to physician employees and independent contractors, (c) legal title to all Receivables (subject to the economic rights transferred pursuant to Section 1.1(e)), (d) all cash and cash equivalents and securities, (e) all Contracts other than the Acquired Contracts, (f) all Employee Benefit Plans, (g) the assets specifically listed on Exhibit B, (h) all Tax assets (including duty and Tax refunds and prepayments) of Seller or any of its Affiliates, and (i) all of such Seller’s rights under this Agreement. 1.3 Liabilities. On the terms in this Agreement, the Purchaser hereby assumes and agrees to discharge and perform when due all Assumed Liabilities. Other than the Assumed Liabilities, the Purchaser does not assume, and will not otherwise be responsible for or bear the economic burden of, any liabilities of each Seller (including liabilities for each Seller’s Employee Benefit Plans, Taxes, Indebtedness, violations of or obligations under Law and overpayments by Third-Party Payors) (the “Excluded Liabilities”). The Seller Parties will remain responsible for all of the Excluded Liabilities. 1.4 Assignment of Contracts and Rights. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not constitute an agreement to assign any Acquired Contract if an attempted assignment thereof, without consent of a third party thereto, would constitute a breach or other

-3- DM_US 190520716-12.102113.0045 contravention thereof or in any way adversely affect the rights of the Purchaser or each Seller thereunder. Each Seller shall use its reasonable best efforts to obtain the consent of the other parties to any such Acquired Contract for the assignment thereof to the Purchaser or any Affiliates of the Purchaser, as the Purchaser may request. Unless and until such consent is obtained, or if an attempted assignment thereof would be ineffective or would adversely affect the rights of the Purchaser or each Seller thereunder so that the Purchaser would not in fact receive all rights under such Acquired Contract, the Parties shall cooperate in an arrangement under which the Purchaser would obtain the benefits and assume the obligations thereunder in accordance with this Agreement at the Purchaser’s sole cost and expense, including subcontracting, sub- licensing, or subleasing to the Purchaser or under which each Seller would enforce, at the Purchaser expense, for the benefit of the Purchaser, any and all rights of each Seller against a third party thereto; provided, however, that no Seller nor the Purchaser or any Affiliates of the Purchaser shall be required to pay any consideration therefor. Each Seller shall promptly pay to the Purchaser when received all monies received by each Seller under any such Acquired Contracts. 1.5 Purchase Consideration. The aggregate consideration for the Acquired Assets (the “Purchase Consideration”) is: (a) an amount of cash (the “Cash Consideration”) equal to: (i) thirty two million five hundred thousand and 00/100 U.S. Dollars ($32,500,000) (the “Initial Cash Consideration”), minus (ii) the amount, if any, by which (A) each Seller’s current assets (excluding current or deferred Tax assets) as historically calculated in accordance with the Sellers’ past practices as of 12:01 A.M. Eastern time on the Closing Date that are included in the Acquired Assets, minus each Seller’s current liabilities (excluding Indebtedness, Transaction Expenses and deferred Tax Liabilities) as historically calculated in accordance with the Sellers’ past practices as of 12:01 A.M. Eastern time on the Closing Date that are included in the Assumed Liabilities (“Net Working Capital”), is less than (B) the Net Working Capital Target; plus (iii) the amount, if any, by which the Net Working Capital is more than the Net Working Capital Target. (b) the assumption of the Assumed Liabilities, to be assumed on the Closing Date. (c) Notwithstanding anything in this Agreement to the contrary, the Purchaser and Holdings shall be permitted to round down the number of any Equity Consideration Shares to be issued to the Owner pursuant to this Agreement to the nearest whole number in order to avoid issuing any fractional shares, provided that to the extent that the number of such Equity Consideration Shares is “rounded down”, the Purchaser shall also pay or cause to be paid to the Sellers an amount of cash equal to the product obtained by multiplying (i) such fraction of an Equity Consideration Share that has been rounded down by (ii) the applicable per share issuance price with respect to such Equity Consideration Shares. (d) On the Payment Date, the Purchaser and Holdings may elect to pay some or all of the Cash Consideration through Equity Consideration Shares in lieu of cash, subject to the terms set forth below; provided that at least One Million Three Hundred Thirty Five Thousand U.S. Dollars ($1,335,000) of the Cash Consideration shall be paid in cash. (e) If the Purchaser and Holdings elect to pay ten percent (10%) or less of the Cash Consideration in Equity Consideration Shares, such Equity Consideration Shares will be issued on the Payment Date by dividing the amount of Cash Consideration to be paid through Equity Consideration Shares by the Issuance Per Share Price. If the Purchaser and Holdings elect to pay more than 10% of the Cash Consideration through Equity Consideration Shares in lieu of cash, then:

-4- DM_US 190520716-12.102113.0045 (i) Twenty percent (20%) of the Equity Consideration Shares issued to the Seller Parties (the “Uncollared Equity Consideration Shares”) shall be issued on the Payment Date to the Seller Parties at the Issuance Per Share Price, as calculated by dividing twenty percent (20%) of the Cash Consideration to be paid in Equity Consideration Shares by the Issuance Per Share Price. (ii) Of the remaining eighty percent (80%) of the Equity Consideration Shares to be issued to the Seller Parties (the “Collared Equity Consideration Shares”), thirty percent (30%) of the Collared Equity Consideration Shares shall be issued on the Payment Date at the Issuance Per Share Price to the Seller Parties, as calculated by dividing twenty four percent (24%) of the Cash Consideration to be paid in Equity Consideration Shares by the Issuance Per Share Price (the “Payment Date Collared Share Value”), provided, however, that if, on the first anniversary of the Payment Date, the First Anniversary Issuance Per Share Price is less than the Issuance Per Share Price, then, for each of the Collared Equity Consideration Shares issued pursuant to this Section 1.5(e)(ii) that the Seller Parties have retained as of the first anniversary of the Payment Date (the “Retained Collared Equity Shares”), Holdings shall issue additional Collared Equity Consideration Shares (the “True-Up Equity Consideration Shares”) to the Seller Parties equal to: (1) the Retained Collared Equity Shares multiplied by the Issuance Per Share Price, divided by (2) the First Anniversary Issuance Per Share Price, minus (3) the Retained Collared Equity Shares. (iii) The remainder of the Collared Equity Consideration Shares shall be issued on the first anniversary of the Payment Date (the “First Anniversary Issuance Date”) as follows: (1) If the First Anniversary Issuance Per Share Price is less than the Issuance Per Share Price, then an amount of Collared Equity Consideration Shares issued at the Issuance Per Share Price as needed to pay the remainder of the Cash Consideration owed to the Seller Parties. (2) If the First Anniversary Issuance Per Share Price is more than the Issuance Per Share Price but less than the Issuance Per Share Price Collar, then an amount of Collared Equity Consideration Shares that would have been issued at the Issuance Per Share Price as needed to pay the remainder of the Cash Consideration owed to the Seller Parties. (3) If the First Anniversary Issuance Per Share Price is more than the Issuance Per Share Price Collar, then an amount of Collared Equity Consideration Shares issued at the First Anniversary Issuance Per Share Price as needed to pay the remainder of the Cash Consideration owed to the Seller Parties. (4) In the event that the value of the Collared Equity Consideration Shares issued pursuant to Section 1.5(e)(ii), measured at the First Anniversary Issuance Per Share Price, exceeds 90% of the amount of the Purchase Consideration paid in Equity Consideration Shares, the Purchaser shall not issue any additional Collared Equity Consideration Shares to the Seller Parties, and the Seller Parties shall repay, in either cash or Collared Equity Consideration Shares, the amount by which the value of the Collared Equity Consideration Shares issued pursuant to Section 1.5(e)(ii), measured at the First Anniversary Issuance Per Share Price, exceeds 90% of the amount of the Purchase Consideration which was designated on the Payment Date to be paid in Equity Consideration Shares. (iv) The Seller Parties shall keep the Uncollared Equity Consideration Shares in a separate and distinct brokerage account from the Collared Equity Consideration Shares until all of the Equity Consideration Shares have been sold by the Seller Parties. provided, however, that if the Class A Common Stock of Holdings is not listed on the NYSE at the First Anniversary Issuance Date, Holdings shall pay to the Sellers on the First Anniversary Issuance Date an amount in cash equal to the value of the (i) remainder of the Cash Consideration not paid on the Payment Date plus (ii) (1) if the stock remains listed on any public stock exchange, the value of the True-Up Equity Consideration Shares or (2) if the stock is no longer listed on any public stock exchange, then the cash value

-5- DM_US 190520716-12.102113.0045 of the amount of shares that the Sellers would have received in item (1) above if the First Anniversary Issuance Per Share Price equaled the purchase price of the Class A common stock in the transaction which caused the Class A common stock to become de-listed. 1.6 Allocation of the Purchase Consideration. Within one hundred twenty (120) calendar days after the final determination of the Closing Net Working Capital in accordance with Section 1.10, the Purchaser will deliver to the Owner an allocation of the Purchase Consideration (and other amounts treated as purchase price for federal income Tax purposes) among the Acquired Assets, which shall include, for the avoidance of doubt, the Receivables (the “Purchase Consideration Allocation”). The Purchase Consideration Allocation shall be prepared in accordance with the methodology set forth in Exhibit C (the “Allocation Methodology”) for purposes of Section 1060 of the Code, the applicable Treasury regulations promulgated thereunder, and any similar provision of applicable state, local, or non-U.S. applicable law. The Purchase Consideration Allocation shall be deemed final unless the Owner notifies the Purchaser in writing that the Owner objects to one or more items reflected in the Purchase Consideration Allocation within thirty (30) days after delivery to the Owner. In the event of any objection, the Owner and the Purchaser shall negotiate in good faith to resolve such dispute in a manner consistent with the Allocation Methodology. If the Owner and the Purchaser resolve all such objections or if the Purchase Consideration Allocation is otherwise final, each Party agrees that it will (i) be bound by the Purchase Consideration Allocation for purposes of determining any Taxes, (ii) report for Tax purposes the transactions consummated pursuant to this Agreement in a manner consistent with the Purchase Consideration Allocation (including without limitation the filing of Internal Revenue Service Form 8594), and (iii) not take a position for Tax purposes that is inconsistent with the Purchase Consideration Allocation on any Tax Return or in any proceeding before any Tax authority except with the prior written consent of the other Party. The Purchaser shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as the Owner may reasonably request to prepare the Purchase Consideration Allocation. In the event that the Purchase Consideration Allocation is disputed by any Tax authority in writing, the Party receiving notice of such dispute will promptly notify the other Party, provided that the failure of the Party receiving such notice of dispute to promptly notify the other Party shall not constitute a breach of this provision unless such other Party is actually prejudiced by such failure. 1.7 Estimated Closing Certificate. Prior to the Closing Date, the Seller Parties will prepare and deliver to the Purchaser a certificate (the “Estimated Closing Certificate”) signed by the Owner that contains the Seller Parties’ reasonable good faith estimate of (i) the outstanding amount of all Indebtedness as of immediately prior to the Closing (the “Closing Indebtedness”), (ii) the Transaction Expenses as of immediately prior to the Closing (the “Closing Transaction Expenses”), (iii) the Net Working Capital as of the Closing Date (the “Estimated Net Working Capital”) and, (iv) based thereon, Seller Parties’ calculation of the Closing Cash Payment. The Estimated Closing Certificate will also include wire instructions necessary to make the payments and deliveries contemplated by Section 1.9. 1.8 Payments of Purchase Price. (a) At the Closing, the Purchaser shall make or cause to be made the following payments as set forth in the Estimated Closing Certificate: (i) the Purchaser will pay the amount required to discharge in full at the Closing the Estimated Indebtedness by wire transfer of immediately available funds in accordance with the payoff letters and instructions provided pursuant to Section 2.4(j), and (ii) the Purchaser will pay the amount required to discharge in full at the Closing the Estimated Transaction Expenses by wire transfer of immediately available funds in accordance with the payment letters and instructions provided by the Seller Parties before the Closing.

-6- DM_US 190520716-12.102113.0045 (b) On the Payment Date, the Purchaser will pay the Closing Cash Payment to the Sellers, by wire transfer of immediately available funds to the bank accounts specified in the Estimated Closing Certificate, or, if paid in Equity Consideration Shares, then subject to the terms of Section 1.5, Holdings shall issue the Equity Consideration Shares to the Owner. 1.9 Net Working Capital Adjustment. (a) Purchaser’s Net Working Capital Calculation. Within ninety (90) calendar days after the Closing Date, the Purchaser will prepare and deliver to the Owner (i) a statement (the “Purchaser’s Net Working Capital Statement”) setting forth the Purchaser’s good faith calculation of the Net Working Capital as of 12:01 A.M. Eastern time on the Closing Date (the “Closing Net Working Capital”) and (ii) copies of all material working papers used by the Purchaser to calculate the Net Working Capital. For the avoidance of doubt, any amounts withheld from the Closing Cash Payment as Indebtedness shall not be double-counted as a liability for the purposes of calculating the Closing Net Working Capital. (b) Disputes Regarding the Net Working Capital Calculation. (i) Notice of Dispute. The Owner will have from the date on which the Purchaser delivers the Purchaser’s Net Working Capital Statement (the “Net Working Capital Statement Delivery Date”) until 5:00 P.M. Eastern time on the date that is thirty (30) calendar days after the Net Working Capital Statement Delivery Date (the “Net Working Capital Dispute Period”) to dispute any elements of or amounts reflected in the Purchaser’s calculation of the Closing Net Working Capital (a “Net Working Capital Dispute”) or to accept the Purchaser’s Net Working Capital Statement as final and binding on the Parties. If the Owner does not give written notice of a Net Working Capital Dispute, setting forth in reasonable detail the elements and amounts with which the Owner disagrees, (a “Net Working Capital Dispute Notice”) to the Purchaser within the Net Working Capital Dispute Period, then the Owner will be deemed to have accepted and agreed to the Purchaser’s calculation of the Closing Net Working Capital as stated in the Purchaser’s Net Working Capital Statement, and such calculation of the Closing Net Working Capital will be final and bind the Parties. If the Owner delivers a Net Working Capital Dispute Notice to the Purchaser within the Net Working Capital Dispute Period, then the Purchaser and the Owner will attempt to resolve the Net Working Capital Dispute and agree in writing upon the final amount of the Closing Net Working Capital within thirty (30) calendar days after the Purchaser’s receipt of a Net Working Capital Dispute Notice. (ii) Arbitrating Accountant. If the Purchaser and the Owner are unable to resolve the Net Working Capital Dispute within thirty (30) calendar days after the Purchaser’s receipt of a Net Working Capital Dispute Notice, then the Purchaser and the Owner will jointly engage the Arbitrating Accountant to arbitrate the Net Working Capital Dispute. The Arbitrating Accountant may only review the Net Working Capital items and calculations that are in dispute and resolve the Net Working Capital Dispute in accordance with the requirements of this Section 1.10. (iii) Dispute Resolution Mechanics. In connection with the resolution of a Net Working Capital Dispute, the Arbitrating Accountant will allow the Purchaser and the Owner to present their respective positions regarding each Net Working Capital item and calculation that is in dispute. The Arbitrating Accountant may, in its discretion, conduct a conference concerning the Net Working Capital Dispute, at which conference the Purchaser and the Owner may present additional documents, materials and other information and have present their respective advisors, counsel and accountants. In connection with the resolution of a Net Working Capital Dispute, there may be no other hearings or oral examinations, testimony, depositions, discovery or other similar proceedings. The Parties will make available to each other and the Arbitrating Accountant all relevant documents, books, records, work papers, facilities, personnel and other information that the Arbitrating Accountant reasonably requests to review the calculations of Net Working Capital presented by the Purchaser and the Owner and resolve the Net Working Capital Dispute.

-7- DM_US 190520716-12.102113.0045 (c) Resolution of Dispute. As promptly as possible, and in any event within thirty (30) calendar days after the date of its appointment, the Arbitrating Accountant will render its decision on the Net Working Capital Dispute in writing to the Purchaser and the Owner, reflecting its decision with respect to each disputed Net Working Capital item and calculation. In rendering its decision, the Arbitrating Accountant may not assign a value to any item that exceeds the greater of the value asserted in good faith by the Purchaser and the value asserted in good faith by the Owner or that is less than the lesser of the value asserted in good faith by the Purchaser and the value asserted in good faith by the Owner. The Arbitrating Accountant’s determination may not be based on its independent review, but solely on presentations by the Purchaser and the Owner or their respective representatives. The Arbitrating Accountant’s calculation of the Net Working Capital will, except in the event of fraud or to the extent of any mathematical error, be final and bind the Parties and judgment may be entered on the award. The costs and fees related to such determination by the Arbitrating Accountant, including the costs relating to any negotiations with the Arbitrating Accountant with respect to the terms and conditions of such Arbitrating Accountant’s engagement, will be paid by the Purchaser and the Sellers on an inversely proportional basis, based upon the relative portions of the Net Working Capital Dispute that have been submitted to the Arbitrating Accountant for resolution that ultimately are awarded in favor of the Purchaser and the Seller Parties (e.g., if $100,000 is in dispute, and of that amount the Arbitrating Accountant awards $75,000 in favor of the Purchaser and $25,000 in favor of the Seller Parties, then the Purchaser will be responsible for 25%, and the Seller Parties, 75%, of the costs and fees). The Parties will otherwise pay their own respective expenses. (d) Adjustments to the Cash Consideration. Within five (5) Business Days after final determination of the Closing Net Working Capital in accordance with this Agreement, the Cash Consideration will be adjusted as follows: (i) if the Estimated Net Working Capital, as finally determined, is less than the Closing Net Working Capital (the amount of such deficit, a “Net Working Capital Shortfall”), Seller Parties will be jointly and severally liable to the Purchaser for the amount of the Net Working Capital Shortfall in excess of any set off amounts, to be paid to the Purchaser within three (3) Business Days of the final determination of the Closing Net Working Capital by a wire transfer of immediately available funds; provided, that if the Purchaser elects to pay the Cash Consideration in Equity Consideration Shares pursuant to Section 1.5(d), then payment of the Net Working Capital Shortfall to Purchaser shall first be satisfied by reducing (not below zero) any Retained Collared Equity Shares owed to Seller Parties by the dollar amount equal to the Net Working Capital Shortfall, with any remaining shortfall amount due to be paid in cash, provided that the Seller Parties shall not be required to pay any such remaining Net Working Capital Shortfall until the Seller Parties have had a reasonable opportunity to sell a portion of the Equity Consideration Shares pursuant to an effective registration statement registering for resale the Registrable Securities or Rule 144 in an amount equal to the lesser of (i) an amount sufficient to cover such remainder and (ii) all remaining Equity Consideration Shares then held by Seller Parties at the time the Net Working Capital Shortfall is determined. Purchaser acknowledges that a “reasonably opportunity”, as used in the immediately preceding sentence, will not be less than ten (10) Business Days after the final determination of the Closing Net Working Capital. Any Net Working Capital Shortfall shall be reduced by any amounts owed to Sellers but unpaid pursuant to Section 1.5(c). (ii) If the Estimated Net Working Capital, as finally determined, is more than the Closing Net Working Capital (the amount of such excess, a “Net Working Capital Excess”), then the Purchaser will be liable to the Owner for the amount of the Net Working Capital Excess. Such Net Working Capital Excess shall be paid to the Owner within three (3) Business Days of the final determination of the Closing Net Working Capital by a wire transfer of immediately available funds. 1.10 Deferred Consideration. (a) Within ninety (90) days after the first anniversary of the Closing, the Purchaser shall prepare and delivery to the Owner the Purchaser’s calculation of the First Anniversary Medicare

-8- DM_US 190520716-12.102113.0045 Advantage Revenue together with copies of all material working papers used by the Purchaser to calculate such Medicare Advantage Revenue (each such calculation a “Purchaser’s Medicare Advantage Revenue Calculation”). The Owner will have from the date on which the Purchaser delivers a Purchaser’s Medicare Advantage Revenue Calculation (the “Medicare Advantage Revenue Calculation Delivery Date”) until 5:00 P.M. Eastern time on the date that is fifteen (15) calendar days after the Medicare Advantage Revenue Calculation Delivery Date (the “Medicare Advantage Revenue Dispute Period”) to dispute any elements of or amounts reflected in the Purchaser’s calculation of Medicare Advantage Revenue for such period with reasonable explanation and evidence supporting such dispute (a “Medicare Advantage Revenue Dispute”) or to accept the Purchaser’s Medicare Advantage Revenue Calculation as final and binding on the Parties. If the Owner does not give written notice of a Medicare Advantage Revenue Dispute, setting forth in reasonable detail the elements and amounts with which the Owner disagrees, (a “Medicare Advantage Revenue Dispute Notice”) to the Purchaser within the Medicare Advantage Revenue Dispute Period, then the Owner will be deemed to have accepted and agreed to the Purchaser’s calculation of the Medicare Advantage Revenue as stated in the Purchaser’s Medicare Advantage Revenue Calculation for such period, and such calculation of the applicable Medicare Advantage Revenue will be final and bind the Parties. If the Owner delivers a Medicare Advantage Revenue Dispute Notice to the Purchaser within the Medicare Advantage Revenue Dispute Period, then the Purchaser and the Owner will attempt to resolve the Medicare Advantage Revenue Dispute and agree in writing upon the final amount of the applicable Medicare Advantage Revenue within fifteen (15) calendar days after the Purchaser’s receipt of a Medicare Advantage Revenue Dispute Notice. If the Purchaser and the Owner are unable to resolve the Medicare Advantage Revenue Dispute within fifteen (15) calendar days after the Purchaser’s receipt of a Medicare Advantage Revenue Dispute Notice, then the Purchaser and the Owner will jointly engage the Arbitrating Accountant to arbitrate the Medicare Advantage Revenue Dispute. The Arbitrating Accountant shall resolve the Medicare Advantage Revenue Dispute in accordance with the provisions of Sections 1.10(b)(ii) and (iii) and 1.10(c), substituting the words “Medicare Advantage Revenue” for “Net Working Capital” in each place such words appear in such Sections. (b) Within thirty (30) calendar days of the final determination of the First Anniversary Medicare Advantage Revenue pursuant to Section 1.10(a), in the event that the First Anniversary Medicare Advantage Revenue equals or exceeds the Baseline Medicare Advantage Revenue the Purchaser or Holdings shall pay fourteen million U.S. Dollars ($14,000,000) in cash (the “Deferred Consideration”) to the Sellers (in the same proportions as the Closing Cash Payment was paid). (c) The payment of the Deferred Consideration is subject to (i) the Owner’s continued employment in good standing at the Purchaser on the first anniversary of the Closing Date, (ii) each Seller Parties’ continued compliance with all restrictive covenants contained in each of the Transaction Documents, and (iii) the Owner’s execution and continued compliance with that certain Compliance Attestation, attached hereto as Exhibit D. The foregoing notwithstanding, if the Owner’s employment is terminated by the Purchaser without Cause (as defined in the Owner’s Employment Agreement) or with Good Reason by the Owner (as defined in the Owner’s Employment Agreement), the Owner shall have been deemed to satisfy the requirements of Section 1.10(d). (d) Notwithstanding anything in this Agreement to the contrary, the Purchaser shall not make any payments in respect of the Deferred Consideration that the Purchaser is otherwise required to make, and the Purchaser may defer such payments if there exists and is continuing a default or an event of default under any credit agreement, guarantee or other agreement existing as of the Closing Date under which Purchaser or any of its subsidiaries has borrowed money as of the Closing Date (each, a “Debt Agreement”) or if such payment would constitute a breach of, or result in a default or an event of default (with or without the giving of notice or passage of time or both) on the part of the Purchaser or any of its subsidiaries under any such Debt Agreement or would not be permitted under any applicable laws. If Purchaser is unable to make any payments in accordance with the preceding sentence, Purchaser shall make

-9- DM_US 190520716-12.102113.0045 such payments as soon as such payments are no longer a breach or default under a Debt Agreement or are permitted under applicable laws. (e) During the period commencing on the date hereof and ending on the first anniversary of the Closing Date, the Purchaser (i) shall not change the methods of accounting for the Medicare Advantage Revenue in a manner that would adversely affect the calculation of Medicare Advantage Revenue, (ii) shall maintain segregated financial records of the Medicare Advantage Revenue, and (iii) shall not take any action or omission that affects Medicare Advantage Revenue with the sole purpose of avoiding the payment of the Deferred Consideration. 1.11 Withholding. Notwithstanding any other provision in this Agreement, Purchaser and its Affiliates shall have the right to deduct and withhold any required Taxes from any payments to be made hereunder. To the extent that amounts are so withheld and paid to the appropriate taxing authority, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the applicable Seller Party or any other recipient of payment in respect of which such deduction and withholding was made. ARTICLE II CLOSING; CLOSING DELIVERIES 2.1 Time and Place of Closing. Consummation of the Contemplated Transactions (the “Closing”) will occur remotely on the date hereof (the “Closing Date”) through the exchange of electronic copies. The Closing will be effective as of 12:01 A.M. Eastern time on the Closing Date. 2.2 Closing Deliveries of the Seller Parties. At the Closing, the Seller Parties are delivering to the Purchaser: (a) a restrictive covenant agreement in the form of Exhibit E (the “Restrictive Covenant Agreement”), signed by the Seller Parties, (b) employment agreement in the form attached as Exhibit F (the “Employment Agreement”), signed by the Owner, (c) a bill of sale for the assets of the Seller in the form attached as Exhibit G (the “Bill of Sale”), signed by the Seller Parties, (d) a release, in the form attached as Exhibit H (the “Release”), signed by the Seller Parties, (e) a Management Services Agreement, in the form attached as Exhibit I (the “Management Services Agreement”), signed by the Seller Parties, (f) a side letter, in the form attached as Exhibit J (the “Side Letter”), signed by the Seller Parties, (g) copies of all consents, authorizations, Orders, approvals, filings, registrations and pre-Closing notices set forth on Schedule 2.2(k), (h) payoff letters, issued by the holders of Indebtedness to be paid off at the Closing pursuant to Section 1.9(a), issued not earlier than fifteen (15) calendar days before the Closing Date, together with wire transfer instructions and the agreement of such Indebtedness holders to release all Encumbrances held by such Persons in the Acquired Assets, and authorizing the filing of UCC-3 termination statements and equivalent Encumbrance termination filings in all applicable non-UCC jurisdictions, upon receipt of the payoff amounts; provided that, for the avoidance of doubt, Sellers shall

-10- DM_US 190520716-12.102113.0045 not be required to obtain payoff letters from Anchor Bank or Seaside Bank in connection with Sellers’ lines of credit with such banks until the Payment Date, (i) certificates of existence for each Seller issued not earlier than ten (10) days before the Closing Date by the Secretary of State of the State of such Seller’s formation, (j) (i) a non-disturbance agreement from each landlord of the Leased Real Estate, as Purchaser may reasonably request, and (ii) an estoppel certificate from each landlord of the Leased Real Estate, as Purchaser may reasonably request. (k) either (i) a properly completed Internal Revenue Service Form W-9 by each Seller or (ii) a certificate of non-foreign status pursuant to Treas. Reg. § 1.1445-2(b)(2) for such Seller in a form reasonably acceptable to the Purchaser, and (l) without limitation by specific enumeration of the foregoing, all other documents reasonably required by the Purchaser from the Seller Parties to consummate the Contemplated Transactions. 2.3 Closing Deliveries of the Purchaser. At the Closing, the Purchaser is delivering to the Seller Parties: (a) the Restrictive Covenant Agreements, signed by the Purchaser, (b) the Employment Agreement, signed by the Purchaser, and (c) the Side Letter, signed by the Purchaser Parties. 2.4 Payment Date Deliveries of the Purchaser. On the Payment Date, the Purchaser is delivering to the Seller Parties: (a) that portion of the Cash Consideration deliverable to the Seller Parties pursuant to Section 1.9(d), and (b) a book entry statement by the Holdings’ transfer agent reflecting the issuance of the Equity Consideration Shares to the Owner. ARTICLE III REPRESENTATIONS AND WARRANTIES REGARDING THE SELLERS The Seller Parties represent and warrant to the Purchaser that, except as disclosed in the Schedules attached as Exhibit K (the “Disclosure Schedule”). 3.1 Organization. Each Seller is a limited liability company duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation. 3.2 Power and Authority. Each Seller has all necessary limited liability company power and authority to conduct its business as currently conducted. Each Seller has full corporate or limited liability company power and authority to enter into and perform all Transaction Documents to be executed by it pursuant to this Agreement (the “Seller Documents”) and to consummate the Contemplated Transactions. 3.3 Enforceability. The Seller Documents have been duly executed and delivered by each Seller and constitute valid and legally binding obligations of each Seller, enforceable against such Seller in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and similar generally applicable Laws regarding creditors’ rights or by general equity principles.

-11- DM_US 190520716-12.102113.0045 3.4 Consents. Except as set forth on Schedule 3.4, no consent, authorization, Order or approval of, filing or registration with or notice to, any government authority, Third-Party Payor or other Person is required for (a) each Seller’s execution, delivery and performance of the Seller Documents or consummation of the Contemplated Transactions or (b) the Purchaser’s use of the Acquired Assets and operation of such Seller’s business immediately after the Closing as conducted by such Seller immediately before the Closing. 3.5 No Conflicts. Except as set forth on Schedule 3.5, neither the execution and delivery of the Seller Documents by the Seller Parties nor the consummation of the Contemplated Transactions by the Seller Parties will conflict with or result in a breach of any provision of each Seller’s corporate governing documents or any Law or Order to which each Seller is party or by which such Seller is bound. No Seller is a party to or bound by any Contract under which (a) the execution, delivery or performance of the Transaction Documents by the Seller Parties or consummation of the Contemplated Transactions will (i) constitute a default, breach or event of acceleration or (ii) amend, or give the counterparty thereto any right to amend, any material right or obligation of each Seller thereunder or (b) performance by the Seller Parties according to the terms of the Transaction Documents may be prohibited, prevented or delayed. 3.6 Capitalization. (i) The Owners are collectively the record and beneficial owners of all of the issued and outstanding equity securities of each Seller (other than other than ProCare Medical Management, YPH I and Care Management I), free and clear of all Encumbrances, (ii) Care Management is the record and beneficial owner of all of the issued and outstanding equity securities of ProCare Medical Management and Care Management I, and (iii) Your Partners in Health is the record and beneficial owner of all of the issued and outstanding equity securities of YPH I, each as reflected on Schedule 3.6. There are no outstanding subscriptions, options, warrants, rights (including preemptive rights), calls, convertible securities or other agreements or commitments relating to each Seller’s issued or unissued securities. No Seller is party to and or has granted any equity appreciation, participation, phantom equity or similar rights. The rights, preferences, privileges and restrictions of each Seller’s equity securities are as stated in their respective Governing Documents. Except for the Governing Documents of each Seller, there are no voting trusts, voting agreements, proxies, equityholder agreements or other agreements that may affect the voting or Transfer of the equity securities of such Seller. 3.7 Subsidiaries. Other than as set forth on Schedule 3.6, no Seller holds or beneficially owns any direct or indirect equity securities or other interest or any subscriptions, options, warrants, rights, calls, convertible securities or other agreements or commitments for any equity securities or other interest in any Person. 3.8 Financial Statements. (a) Schedule 3.8(a) contains complete and accurate copies of the Sellers’ unaudited consolidated balance sheets, statements of income and retained earnings, statements of cash flows and notes to financial statements (together with any supplementary information thereto) as of and for the years ended December 31, 2020 and December 31, 2021 (the “Financial Statements”) and the Sellers’ unaudited consolidated balance sheet and statements of income and cash flows as of and for the 9-month period ended on September 30, 2022 (other than for Total Health and Your Partners in Health, which are as of and for the 8-month period ended on August 31, 2022) (the “Interim Financial Statements”). The Financial Statements and Interim Financial Statements fairly present in all material respects the Sellers’ consolidated financial position as of such dates and the consolidated results of the Sellers’ operations and cash flows for such periods. The Sellers’ books, accounts and records are, and have been, maintained in a manner consistent with the Sellers’ historical practice and properly reflect all transactions entered into by the Sellers. (b) No Seller has any material liabilities or Indebtedness except (i) liabilities and Indebtedness reflected in the Interim Financial Statements (ii) liabilities under existing contracts that are

-12- DM_US 190520716-12.102113.0045 not yet due and payable or liabilities incurred by the Sellers after the date of the Interim Financial Statements (none of which results from or relates to any breach of contract, breach of warranty, tort, infringement or violation of Law) or incurred as Transaction Expenses; (iii) in the ordinary course of business consistent with historical practice since the date of the Interim Financial Statements or (iv) Schedule 3.8(b). (c) Each Seller maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of Financial Statements as historically calculated in accordance with the Sellers’ past practices. 3.9 Assets; Bank Accounts. (a) Each Seller has good and valid title to, or valid leasehold interests in, the Acquired Assets, free and clear of all Encumbrances other than Permitted Encumbrances. The Acquired Assets, taken as a whole, (i) include all of the assets used in the operation of such Seller’s businesses as currently conducted, (ii) are in good operating condition and repair (normal wear and tear excepted), suitable for the uses intended therefor, free from latent defects and (iii) have been maintained in accordance with normal industry practice. Schedule 3.9(a) lists all Equipment owned by such Seller or used in such Seller’s business. (b) All Receivables (i) are reflected in the Interim Financial Statements or arose after the date of the Interim Financial Statements, (ii) arose from bona fide arms-length transactions for the performance of services or sale of goods, and (iii) are good and collectible (or have been collected) in the ordinary course of business in accordance with their terms and at the aggregate recorded amounts thereof, using commercially reasonable collection practices (less the amount of applicable reserves for doubtful accounts and for allowances and discounts). All reserves, allowances and discounts were and are consistent with the reserves, allowances and discounts historically maintained or recorded by each Seller in the ordinary course of business. (c) Schedule 3.9(c) lists every bank account utilized by the Sellers and indicates (i) the applicable depositary institution, (ii) all authorized persons on such account, (iii) the account numbers, and (iv) whether such account serves as a lockbox for payments from patients of each Seller or its Third Party Payors (the “Bank Accounts”). 3.10 Insurance. (a) Schedule 3.10 lists all insurance policies maintained by the Seller Parties in respect of the Sellers’ business. No Seller has received written or, to any Seller’s Knowledge, other notice of termination or non-renewal of any such insurance policies. No Seller has received written or, to the Seller’s Knowledge, other notice from any insurance carrier denying or disputing any claim, the amount of any claim or the coverage of any claim made on any such insurance policy or similarly reserving rights in connection therewith. Each Seller is current in all premiums and other payments due under such insurance policies. There are no Third-Party claims or actions pending or, to Seller’s Knowledge, threatened against each Seller for which claims have been or are reasonably likely to be made against any such insurance policy. No Seller has received written or, to Seller’s Knowledge, other notice from any insurance carrier denying or disputing any claim, the amount of any claim or the coverage of any claim made on any such insurance policy or similarly reserving rights in connection therewith. (b) Each Provider currently maintains and historically has maintained (during all periods that such Provider provided services to or on behalf of each Seller) valid and collectible professional liability insurance policies, with liability limits of at least $250,000 per occurrence and $750,000 in the aggregate. There are no Third-Party claims or actions pending or, to the Seller’s Knowledge, threatened against any Provider for which coverage claims have been or are reasonably likely to be made against any

-13- DM_US 190520716-12.102113.0045 such insurance policy. To Seller’s Knowledge, no Provider has received written or, to Seller’s Knowledge, other notice from any insurance carrier denying or disputing any claim, the amount of any claim or the coverage of any claim made on any such insurance policy or similarly reserving rights in connection therewith. 3.11 Permits. (a) Each Seller has all material Permits required to conduct such Seller’s businesses as currently conducted. Schedule 3.11 lists all material Permits required to conduct such Seller’s businesses as currently conducted. All such Permits (a) have been issued or given to each Seller and no other Person and are in good standing and full force and effect and (b) constitute all material licenses, permits, registrations, accreditations, certifications, approvals and agreements and consents that are required for each Seller to conduct its business as currently conducted (including the receipt of payment or reimbursement from patients, Third-Party Payors and related fiscal intermediaries). Each Seller is operating and, since January 1, 2019, has operated in material compliance with each such issued Permit, and, to the Seller’s Knowledge, there is no basis for any government authority or other Person to allege that each Seller has not operated in material compliance with any required Permit or that any Permit held by any Seller is not in good standing. (b) Each Provider has in good standing all material Permits required for such Provider to perform such Provider’s services for each Seller and for each Seller to obtain payment or reimbursement from patients, Third-Party Payors and related fiscal intermediaries with respect to such services. 3.12 Conduct of Business. Since the date of the Interim Financial Statements, no event has occurred and no fact, circumstance or condition exists that, individually or in combination with any other event, fact, circumstance or condition, has or would reasonably be expected to have a material adverse effect on each Seller’s Business, operations, assets, liabilities or financial condition. Except as set forth on Schedule 3.12, since the date of the Interim Financial Statements, no Seller has: (a) disposed of any assets, except for (i) the sale and consumption of inventory, supplies and consumables in the ordinary course of business and (ii) the application of cash in payment of bona fide liabilities incurred in the ordinary course of business consistent with historical practice, (b) purchased any assets (i) for a cost of more than $25,000 individually or $100,000 in the aggregate or (ii) other than in the ordinary course of business consistent with historical practice, (c) entered into or terminated any Contract (i) involving more than $25,000 individually or $100,000 in the aggregate or (ii) other than in the ordinary course of business consistent with historical practice, (d) waived any right or canceled or compromised any debt or claim other than in the ordinary course of business consistent with historical practice, (e) taken any act or omitted to take any act, or permitted any act or omission to occur, that would cause a breach by such Seller of any of its Material Contracts, (f) suffered any casualty, damage, destruction, loss or interruption in use (whether or not covered by insurance) with respect to any asset or property that has or would reasonably be expected to result in a loss or liability in excess of $25,000, (g) entered into, terminated or modified any employment Contract that involves annual total compensation in excess of $50,000,

-14- DM_US 190520716-12.102113.0045 (h) increased the compensation payable to any of such Seller’s directors, limited liability company managers or equivalent governing authorities, officers or Personnel, other than ordinary course compensation increases in the ordinary course of business consistent with past practice, (i) hired or terminated any Personnel who individually have annual total compensation in excess of $50,000 or who collectively have annual total compensation in excess of $100,000, (j) made any change in accounting methods or principles or any collection or payment policy or practice, (k) (i) made or revoked any material Tax election, (ii) filed an amended Tax Return, (iii) settled or compromised any Tax claim, (iv) made or changed any material Tax accounting method, (v) initiated any voluntary Tax disclosure or Tax amnesty or similar filings with any Taxing authority, or (vii) consented to extend or waive the limitation period applicable to any claim or assessment in respect of Taxes, (l) effected any restructuring, reorganization or liquidation, or (m) entered into any Material Contract or other commitment to do any of the foregoing. 3.13 Contracts. Schedule 3.13 lists the following Contracts to which each Seller is party, specifying the name and date of, and parties to, each such Contract (collectively, the “Material Contracts”): (a) Contracts with the Third-Party Payors who, in the aggregate, accounted for more than 75% of such Seller’s billings (defined by dollar value of gross billings) during the 12-month period ending September 30, 2022, (b) Contracts with Providers, (c) Contracts for sales and marketing services, (d) Contracts with medical product, device or drug manufacturers, wholesalers, distributors and pharmacies, (e) Contracts pursuant to which any Person provides management, billing and collections or other administrative services to such Seller, (f) partnership agreements, joint venture agreements and other Contracts (however named) involving a sharing of profits, losses, costs or liabilities by such Seller and another Person, (g) Contracts providing for capital expenditures in excess of $50,000 by such Seller with unpaid expenditure commitments, (h) Contracts regarding the employment and engagement of the Personnel, including (i) employment, independent contractor, consulting and similar Contracts (excluding at-will employment agreements that are terminable without severance) and (ii) Contracts providing for bonus, severance or similar compensation awards to Personnel or agents, in each case involving compensation awards in excess of $50,000 annually, (i) Contracts with any of such Seller’s directors, limited liability company managers or equivalent governing authorities (other than such Seller’s corporate governing documents), (j) Contracts for the purchase or sale of any assets (i) other than in the ordinary course of business consistent with historical practice, (ii) containing contingent payment obligations or (iii) involving the payment of more than $100,000 in any 12-month period,

-15- DM_US 190520716-12.102113.0045 (k) Contracts affecting the ownership of, title to or use or occupancy of or any interest in real estate, including leases and subleases for the Leased Real Estate, (l) Contracts for the leasing or subleasing (as lessee, sublessee, lessor or sublessor) of personal property or intangibles involving the payment of more than $100,000 in any 12-month period, (m) Contracts restricting in any manner (i) such Seller’s right to compete with any other Person, (ii) such Seller’s right to sell to or purchase from any other Person, (iii) the right of any other Person to compete with such Seller or (iv) the ability of such other Person to employ or retain any Personnel, (n) Contracts relating to Indebtedness in excess of $100,000 in any 12-month period, (o) surety or indemnification agreements (other than ordinary course Contracts the primary purpose of which is not indemnification but may contain indemnification terms customary for such Contracts generally), (p) Contracts with Governmental Authorities, and (q) Contracts not otherwise identified above that either (i) involve consideration in excess of $100,000 in any 12-month period or (ii) have terms of more than one year and are not terminable by such Seller upon less than 30 calendar days’ notice without penalty. All Material Contracts are in full force and effect and bind the applicable Seller and, to the Seller’s Knowledge, the other parties thereto. No event has occurred or fact, circumstance or condition exists that, to the Seller’s Knowledge, with or without notice or the lapse of time, or the happening of any further event or existence of any future fact, circumstance or condition, would constitute a material breach by the applicable Seller under any Material Contract. No party to any Material Contract has repudiated or terminated such Material Contract or notified the applicable Seller in writing of its intent not to renew such Material Contract. There are no renegotiations or attempts to renegotiate (to the Seller’s Knowledge) any amount to be paid or payable to or by the applicable Seller under any Material Contract, and no Person has made a written demand for such renegotiation. No Seller has released or waived any of its rights under any Material Contract. 3.14 Employees and Independent Contractors. (a) Schedule 3.14(a)(i) lists all of the Personnel as of the date of this Agreement (including employees on temporary leave of absence), together with their respective base compensation and maximum bonus potential for the 2022 calendar year, dates of hire/engagement, positions or services (for independent contractors), full or part time status (for employees), and specific designation of those Personnel who are engaged as independent contractors. Schedule 3.14(a)(ii) identifies all Personnel who are receiving, directly or indirectly, any portion of the Purchase Consideration or are otherwise receiving any contractual or discretionary bonus, phantom equity payment or similar compensation in conjunction with the closing of the Contemplated Transactions, together with the amount of Purchase Consideration or other compensation such Persons are receiving. None of the Personnel is an undocumented alien who is not authorized for employment in the United States, and each Seller has maintained I-9 Forms for all Personnel in accordance with applicable Law. (b) Other than the Persons identified as employees on Schedule 3.14(a)(ii), there is no Person who is or should be classified as an employee of each Seller (under appliable Law, any Contract, or otherwise), and all other Persons providing services for or on behalf of each Seller are independent contractors under applicable Tax, employment, and other Laws and under applicable Contracts. No such Person or any Government Authority has made or, to each Seller’s Knowledge, threatened any claim that such Person is or should be classified as an employee of each Seller (whether under applicable Law, any Contract, or otherwise).

-16- DM_US 190520716-12.102113.0045 (c) None of the Personnel is party to, or otherwise bound by, any Contract (including any confidentiality, non-competition or proprietary rights agreement) between such Personnel and each Seller or, to each Seller’s Knowledge, any other Person that would materially and adversely affect the ability of the Purchaser and its Affiliates to conduct each Seller’s business after the Closing as currently conducted. (d) No Seller is party to or bound by a collective bargaining agreement or other Contract with any labor union or labor organization, and no such Contract is currently being negotiated or contemplated. There is no pending or, to each Seller’s Knowledge, threatened, with respect to any Personnel, (i) strike, slowdown, picketing, work stoppage or other material labor dispute, (ii) Proceeding, mediation, charge, grievance proceeding, or other claim against or affecting each Seller relating to the alleged violation of any Law pertaining to labor relations or employment matters, including any charge or complaint filed by any Personnel or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Government Authority, (iii) union organizational activity or (iv) application for certification of a collective bargaining agent. There is no lockout of any Personnel, and no Seller is contemplating such action. (e) Each Seller has materially satisfied all legal obligations (under law, contract or otherwise) with respect to (i) overtime pay other than overtime pay for the current payroll period, (ii) wages or salaries other than wages or salaries for the current payroll period, (iii) vacation, sick leave or time off (or pay in lieu of vacation, sick leave or time off), other than vacation, sick leave or time off (or pay in lieu thereof) earned during the 12-month period immediately before the date of this Agreement and reflected in the Financial Statements or the Interim Financial Statements or arising in the ordinary course of business thereafter and included in the Net Working Capital, (iv) employment discrimination, harassment or retaliation and (v) occupational health and safety. Each Seller has made all required payments in all material respects for unemployment compensation with the appropriate Government Authorities with respect to its employees. (f) The employment of each Seller's employees is terminable at will without cost to such Seller other than reimbursements for business expenses in the ordinary course of business consistent with historical practice, payments for continuing benefits that are legally required, and payments of accrued salaries, wages, and vacation pay, sick pay, or any other paid time off that are legally required. None of each Seller’s current or former employees has a right to be rehired by such Seller before the hiring of a Person not previously employed by such Seller. (g) There has been no “mass layoff” or “plant closing” (as defined under the WARN Act) with respect to each Seller within six months before the Closing Date. Other than as set forth on Schedule 3.14(g), none of each Seller’ employees has experienced an “employment loss” (as defined under the WARN Act) with respect to each Seller within ninety (90) calendar days before the Closing Date. (h) To Seller’s Knowledge, no Seller Party has taken any action that was calculated to dissuade any Personnel from continuing to be associated with the Purchaser and its Affiliates (including each Seller) after the Closing. To Seller’s Knowledge, none of the Personnel intends to refuse an offer of employment or engagement with the Purchaser or any of its Affiliates (including each Seller) at or after the Closing if such an offer is made. 3.15 Employee Benefits. (a) Schedule 3.15(a) lists each Employee Benefit Plan. With respect to each Employee Benefit Plan, each Seller has provided to the Purchaser complete and accurate copies of (i) all documents comprising such Employee Benefit Plan (including a detailed written description for any unwritten Employee Benefit Plan), (ii) all related trust agreements, insurance contracts and other funding instruments, (iii) all related rulings, determination letters or advisory opinions of any Government

-17- DM_US 190520716-12.102113.0045 Authority, (iv) all related summary plan descriptions, summaries of material modifications, employee handbooks and other written communications, (v) the most recent related actuarial and financial reports, (vi) all Form 5500 annual reports and other reports (including any Forms PBGC-1) filed with any Government Authority within the last three years, (vii) all Voluntary Correction Program applications submitted to the IRS in the last three years under its Employee Plans Compliance Resolution System and any applications submitted to the Department of Labor within the last three years under its Voluntary Fiduciary Correction Program, (viii) copies of all coverage, non-discrimination, top-heavy and 415 testing performed for the last three years, and (ix) all related Contracts with third-party administrators, actuaries, investment managers and other service providers. (b) Each Employee Benefit Plan (and each related trust, insurance contract and fund) (i) has been maintained, funded and administered in material compliance with its terms and any applicable collective bargaining agreements and (ii) materially complies in form and operation with all applicable requirements of ERISA, the Code and other applicable Laws (including state insurance Laws). Each Seller and their ERISA Affiliates are operating and always have operated in material compliance with all requirements of COBRA. (c) All required reports and descriptions (including Form 5500 annual reports, summary annual reports and summary plan descriptions) have been timely filed and distributed with respect to each Employee Benefit Plan in accordance with the applicable requirements of ERISA and the Code. Each Employee Benefit Plan that is subject to COBRA meets the requirements of COBRA. (d) Full payment has been made of all amounts that each Seller are obligated to pay under all Employee Benefit Plans attributable to any period before the Closing. (e) With respect to each Employee Benefit Plan that is intended to meet the requirements of a “qualified plan” under Code § 401(a), (i) such Employee Benefit Plan complies with all requirements for qualification under Code § 401(a), (ii) such Employee Benefit Plan has received a favorable determination or opinion from the IRS as to such Plan’s qualification under the Code (or is entitled to rely on an opinion or advisory letter issued to a prototype sponsor to the effect that such Employee Benefit Plan is qualified as to form under the applicable requirements of the Code), and nothing has occurred since the date of such determination that could adversely affect the qualified status of such Employee Benefit Plan or any related trust and (iii) such Employee Benefit Plan has been timely amended for the requirements of all applicable Tax legislation and discretionary amendments. (f) Each Seller and their ERISA Affiliates do not sponsor, maintain, contribute to, or otherwise have any liability with respect to, any “defined benefit plan” as defined in ERISA § 3(35) or any plan that is subject to ERISA Title IV or Code § 412. (g) Each Seller and their ERISA Affiliates do not sponsor, maintain, contribute to or otherwise have any liability (including withdrawal liability as defined in ERISA § 4201) with respect to any “multi-employer plan” as defined in ERISA § 3(37). (h) Each Seller and their ERISA Affiliates do not sponsor, maintain, contribute to or otherwise have any liability with respect to any “welfare plan” as defined in ERISA § 3(1) providing continuing benefits or coverage for any participant or any beneficiary of a participant after such participant’s termination of employment, except in accordance with COBRA and at the expense of the participant or the beneficiary of the participant. (i) Other than routine benefit claims by participating employees and beneficiaries, there are no pending or, to SBC’s Knowledge, threatened claims, lawsuits, audits or other actions against any Employee Benefit Plan by any employee or beneficiary covered under any Employee Benefit Plan or otherwise involving any Employee Benefit Plan (other than routine claims for benefits).

-18- DM_US 190520716-12.102113.0045 (j) With respect to each Employee Benefit Plan, there has not occurred, and no Person is contractually bound to enter into, any “prohibited transaction” under Code § 4975(c) or ERISA § 406 that is not exempt under Code § 4975(d) or ERISA § 408. No fiduciary has any liability for breach of fiduciary duty with respect to the administration or investment of the assets of any Employee Benefit Plan. (k) No assets owned or managed by the Acquired Companies constitute “plan assets” as defined in 29 C.F.R. § 2510.3-101, and the Contemplated Transactions (including those transactions occurring after the Closing) will not constitute a “prohibited transaction” under Code § 4975(c) or ERISA § 406 that is not exempt under Code § 4975(d) or ERISA § 408. (l) Each Seller has no material liabilities by reason of any Personnel being (i) improperly permitted to participate in any Employee Benefit Plan or (ii) improperly excluded from participating in any Employee Benefit Plan. (m) Consummation of the Contemplated Transactions will not result in or satisfy a condition to the payment of compensation that would, in combination with any other payment, result in an “excess parachute payment” under Code § 280G. No Seller has any obligation to gross up any Person for taxes under Code § 4999. (n) Each Employee Benefit Plan permits the plan sponsor to amend or terminate the plan at any time, subject to the applicable filing and notice requirements under ERISA and the Code for amendment or plan termination. (o) Schedule 3.15(o) lists each Seller Contract, plan or other arrangement (whether or not written or an Employee Benefit Plan) that is a “non-qualified deferred compensation plan” subject to Code § 409A. Each such Contract, plan or other arrangement materially complies with the requirements of Code §§ 409A(a)(2)-(4) and all IRS regulations and other guidance promulgated thereunder. No non- qualified deferred compensation plan has been administered in a manner that would violate Code § 409A or the regulations or guidance thereunder or cause an excise tax to apply to payments to plan participants. No Seller has any obligation to gross up any Person for taxes under Code § 409A. 3.16 Real Estate. (a) No Seller owns any real property. (b) Schedule 3.16(b) lists all real property that is leased or subleased to each Seller as lessee or sublessee and used in the Business (the “Leased Real Estate”). All Leased Real Estate is leased or subleased to each Seller pursuant to written leases or subleases. All Leased Real Estate leases and subleases are in full force and effect, subject to proper authorization and execution by the other party thereto and the application of any bankruptcy or other creditor’s rights laws, and are listed on Schedule 3.16(b). Each Seller has provided to the Purchaser complete and accurate copies of all such leases and subleases (including all related amendments, modifications, addenda and side letters), which copies are correct and complete in all material respects. All rental and other payments under each Leased Real Estate lease or sublease that are due and payable by each Seller are current. No material default by each Seller has occurred under any Leased Real Estate lease or sublease which remains uncured and, to the Seller’s Knowledge, no material default by any other party has occurred under any Leased Real Estate lease or sublease. No event has occurred or fact, circumstance or condition exists that, with or without notice or the lapse of time, or the happening of any future event or existence of any future fact, circumstance or condition would become a default by each Seller under any Leased Real Estate lease or sublease. No security deposit or portion thereof deposited with respect to any Leased Real Estate has been applied in respect of a breach or default under the applicable lease or sublease without redeposit in full. After the Closing, each Seller will owe no brokerage commissions or finder’s fees with respect to any Leased Real Estate. Except as otherwise set forth on Schedule 3.16(b), each Seller is the sole tenant of the Leased Real Estate, does not share the Leased

-19- DM_US 190520716-12.102113.0045 Real Estate with or sublease any portion of the Leased Real Estate to any other Person and enjoys peaceful and quiet possession of the Leased Real Estate. (c) The improvements on the Leased Real Estate are in good operating condition and repair (ordinary wear and tear excepted) in all material respects. To Seller’s Knowledge, no material capital expenditures for the maintenance and/or repair of the Leased Real Estate are required or are reasonably likely to be required within one (1) year after the Closing in order to enable each Seller to continue using such Leased Real Estate in the ordinary course of business as currently conducted. (d) To Seller’s Knowledge, the Leased Real Estate and all improvements and parking located and operations conducted thereon have received all approvals of applicable Government Authorities (including Permits, all of which have been fully paid for and are in full force and effect) required in connection with the ownership, use, occupancy or operation thereof. To Seller’s Knowledge, the improvements comprising part of the Leased Real Estate and the Business conducted by each Seller thereon are not in violation of any applicable zoning or building Law, and there are no violations of any applicable zoning or building Law, including the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101, relating to the Leased Real Estate that remain unresolved. To Seller’s Knowledge, the improvements comprising part of the Leased Real Estate and the Business conducted by each Seller thereon are not in violation of any use or occupancy restriction, limitation, condition or covenant of record or public utility or other easement. (e) To the Seller’s Knowledge, there are no (i) challenges or appeals pending, or, to the Seller’s Knowledge, threatened in writing regarding the amount of the Taxes on, or the assessed valuation of, the Leased Real Estate, and no Seller has entered into any special arrangements or agreements with any government authority with respect thereto, (ii) condemnation Proceedings pending or, to the Seller’s Knowledge, threatened with respect to the Leased Real Estate or (iii) outstanding options, rights of first offer, rights of first refusal or contracts to purchase any Leased Real Estate or any portion thereof. 3.17 Environmental. (a) Each Seller and its assets and businesses are and, since January 1, 2018, have been owned and operated in material compliance with all Environmental Laws and Environmental Permits. No written notice, citation, inquiry or complaint has been issued to or to Seller’s Knowledge threatened in writing against the Owner (with respect to each Seller’s Business) or any Seller in the past three (3) years alleging any violation of or liability under any Environmental Law or Environmental Permit. (b) Schedule 3.17 lists all material Environmental Permits required for the operation of each Seller’s businesses as currently conducted. Each Seller possess, and such Seller has provided the Purchaser with complete and accurate copies of, all Environmental Permits required to be listed on Schedule 3.17. (c) At the Leased Real Estate, to Seller’s Knowledge, the there are no underground storage tanks, mold contaminations or materials or equipment containing friable asbestos or polychlorinated biphenyls. There has been no generation, treatment, storage, transportation, disposal (whether on-site or off-site) or release of any hazardous materials by any Seller or, to the Seller’s Knowledge, any other Person for which the tenant of the Leased Real Estate is or may be responsible or that otherwise would reasonably be expected to give rise to any liability under applicable environmental Laws. (d) There has been no generation, treatment, storage, transportation, disposal (whether on-site or offsite) or Release of any Hazardous Materials by any Seller or its Affiliates or, to Seller’s Knowledge, any other Person for which each Seller is or may be responsible under any Environmental Law. (e) No Seller has assumed, provided an indemnity with respect to, or otherwise become subject to any liability (including any obligation for corrective or remedial action) of any other Person relating to any Environmental Law or Environmental Permit.

-20- DM_US 190520716-12.102113.0045 (f) Each Seller has provided to the Purchaser complete and accurate copies of all environmental audits, reports and other documents that (i) relate to the past or current facilities and operations of each Seller and its Affiliates (including their respective predecessors-in-interest) and (ii) are in the custody, possession or control of the Seller Parties. 3.18 Intellectual Property; Data Privacy. (a) Schedule 3.17 lists all patents, patent applications, trademarks, service marks, trade dress, logos, slogans, internet domain names, copyrights and Software that are used in each Seller’s businesses or in which any Seller claims any ownership rights. Each Seller is the owner of or duly licensed to use its Intellectual Property Assets, and all Intellectual Property Assets exist, have been maintained in good standing and, as applicable, have been properly assigned or licensed to each Seller. No other Person has or, to Seller’s Knowledge, claims the right to use in connection with similar or closely related goods and in the same geographic area, any mark that is identical or confusingly similar to any trademark, service mark, trade dress, logo, slogan, internet domain name or copyright owned or used by any Seller. No other Person has or, to Seller’s Knowledge, claims ownership rights in any Intellectual Property Asset, except to the extent that such Intellectual Property Asset has been properly licensed to or by each Seller. Each Seller’s use of the Intellectual Property Assets does not infringe, misappropriate or otherwise violate any intellectual property of any other Person, and, to Seller’s Knowledge, no Person has claimed any such infringement, misappropriation or other violation. To Seller’s Knowledge, no other Person is infringing, misappropriating or otherwise violating any Intellectual Property Asset. Each Seller has used commercially reasonable efforts to secure their trade secrets and other proprietary non-public information. Each Seller has, and after the Closing the Purchaser will have, the legal right to use all copies of all Software currently used in their businesses. The Intellectual Property Assets constitute all of the Intellectual Property and Intellectual Property Licenses necessary for each Seller to conduct their businesses as currently conducted. (b) Each Seller has used commercially reasonable efforts to safeguard the information technology systems utilized in their businesses, including the implementation of policies and procedures to ensure that such systems are free from disabling codes or instructions, time, copy protection device, clock, counter or other limiting design or routing and any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” or other Software or hardware that permit unauthorized access or the unauthorized disablement or erasure of data or other Software. To Seller’s Knowledge, there have been no successful unauthorized intrusions or breaches of the security of such systems. Within the last twelve (12) months preceding the Closing, there have been no failures, breakdowns, continued substandard performance or other adverse events affecting any of each Seller’s information technology systems that has materially disrupted the use of such information technology systems or the conduct of each Seller’s businesses. (c) Each Seller is operating and, since January 1, 2019, has operated in material compliance with all Information Privacy and Security Laws. To Seller’s Knowledge, each Seller has experienced no incidences in which Personal Information or other sensitive data was or may have been stolen or improperly accessed, and no Seller has any basis to believe that any such theft or improper access has occurred. Each Seller maintains data security measures that are consistent with applicable industry practices and standards and any applicable requirements under Contracts to which any Seller is party or by which they are bound. Each Seller engages independent external auditors to review periodically such Seller’s security practices against various applicable standards (e.g., SSAE 16, ISO 27001, Payment Card Industry (PCI) standards), and each Seller has remediated any deficiencies noted during such testing. Each Seller utilizes enhanced controls (including encryption at rest and during transmission) for “special” categories of Personal Information, based on the confidential nature of such information and the regulatory requirements to protect such information.

-21- DM_US 190520716-12.102113.0045 3.19 Taxes. (a) Each Seller has timely filed all income and other material Tax Returns required to be filed before the Closing Date. All such Tax Returns were complete and materially accurate and prepared in material compliance with all applicable Laws. All material Taxes payable by each Seller or otherwise on account of the Business (whether or not shown on any Tax Return) have been paid in full. No Seller is a beneficiary of any extension of time within which to file any Tax Return. There are no Encumbrances on any Acquired Assets that arose in connection with any failure or alleged failure to pay any Tax. No Seller has waived any statute of limitations in respect of Taxes or agreed to the extension of time with respect to a Tax assessment or deficiency. (b) Each Seller has timely and properly withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, equityholder or other Person. All Forms W-2 and Forms 1099 required with respect to such withholding and payment have been properly completed and timely filed. (c) None of any Seller’s assets is a “section 197(f)(9) intangible” (as defined in Treas. Reg. § 1.197-2(h)(1)(i) and assuming for this purpose that the transition period ends on August 10, 1993). (d) There is no Proceeding or, to the Seller’s Knowledge, audit or investigation concerning any liability of any Seller for Taxes pending or, to the Seller’s Knowledge, threatened by any Tax authority. (e) No Seller is party to any Tax allocation or sharing Contract and has no current or potential contractual obligation to indemnify any other Person with respect to Taxes (other than any Contract entered into in the ordinary course of business the primary purpose of which is not Taxes). (f) For all U.S. federal income Tax purposes and, where applicable, state and local income Tax purposes, (i) Total Health, Your Partners in Health, and Care Management are, and at all times since formation have been, properly classified as S corporations within the meaning of Code § 1361(a)(1) and (ii) each of YPH 1, ProCare Medical Management, and Care Management I have been treated as a disregarded entity. 3.20 Litigation and Investigations. There is and, in the last five (5) years, has been no Proceeding pending or to each Seller’s Knowledge, threatened, or to each Seller’s Knowledge inquiry, investigation or audit pending or threatened (a) against each Seller or, with respect to each Seller’s businesses, any Control Person or Personnel or (b) related to the consummation of the Contemplated Transactions. 3.21 Compliance with Laws. Each Seller is operating and, during the last five (5) years, has operated in material compliance with all applicable Laws, and has not received written or, to the Seller’s Knowledge, other notice from any government authority, Third-Party Payor or other Person alleging any failure to comply with applicable Law. No Seller is and, in the last five (5) years, has not been party to or bound by any Order (or any agreement entered into in any Proceeding with any governmental or other authority). 3.22 Health Care Compliance. (a) Compliance with Health Care Laws. The Seller Parties are operating and have operated in the past six (6) years in material compliance with all applicable Health Care Laws. None of the Seller Parties and their respective Affiliates, officers, managers and personnel and the physicians and other health care professionals who have been engaged to provide professional services to the Seller Parties is in violation of or, to the Seller Parties’ Knowledge, being investigated for violation of any Health Care Laws by which such Person is bound or to which any business activity or professional services performed by such

-22- DM_US 190520716-12.102113.0045 Person for the Seller Parties (including services provided to other Persons but arranged by the Seller Parties) is subject. (b) Participation in Federal Health Care Programs. Each of the Seller Parties and their Affiliates that participates in any Federal Health Care Program is qualified to participate in such Federal Health Care Program and is duly enrolled and certified in such Federal Health Care Program as a provider of medical or administrative services at every location at which such Person has operations. Each of the Seller Parties and their Affiliates is operating and always has operated in material compliance with all Federal Health Care Program rules and regulations and all provisions of each Federal Health Care Program Contract to which it is a party or by which it is bound. None of the Seller Parties and their Affiliates is a party to a corporate integrity agreement with the Office of Inspector General of the United States Department of Health and Human Services or otherwise has any continuing reporting obligations pursuant to any settlement agreement with any governmental authority. There is no Proceeding or, to the Seller Parties’ Knowledge, inquiry or investigation pending or, to the Seller Parties’ Knowledge, threatened with respect to the termination or suspension of the participation by any of the Seller Parties and their Affiliates in any Federal Health Care Program because of alleged violations of or non-compliance with applicable Federal Health Care Program regulations or other participation requirements. (c) Exclusion of the Seller Parties from Federal Health Care Programs. None of the Seller Parties is or ever has been (i) debarred, excluded or suspended from participating in any Federal Health Care Program, (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act, or (iii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs. (d) Exclusion of Personnel from Federal Health Care Program. None of the Owner and the Seller Parties’ current directors, limited liability company managers, employees or, to the Seller Parties’ Knowledge, independent contractors is or ever has been (i) debarred, excluded or suspended from participating in any Federal Health Care Program, (ii) subject to sanction, indicted or convicted of a crime, or pled nolo contendere or to sufficient facts, in connection with any allegation of violation of any Federal Health Care Program requirement or Health Care Law, (iii) listed on the General Services Administrative published list of parties excluded from federal procurement programs and non-procurement programs, or (iv) designated a Specially Designated National or Blocked Person by the Office of Foreign Asset Control of the U.S. Department of Treasury. (e) Accreditation. Each Seller and the facilities operated by such Seller are accredited by the accreditation organizations identified on Schedule 3.22(e). No accreditation organization has given notice of or, to Seller’s Knowledge, threatened any revocation, suspension or restriction of any such accreditation. There is no basis for any accreditation organization to revoke, suspend or restrict any pending accreditation or otherwise impair the rights of the holder of any such accreditation. No accreditation will be impacted as a result of the consummation of the Contemplated Transactions. (f) Reporting and Billing. The Seller Parties have timely filed all reports and billings required to be filed with respect to each Customer or Third-Party Payor, all of which were prepared in material compliance with all applicable Laws governing reimbursement and claims and the payment policies of the applicable Customer or Third-Party Payor. All claims submitted by each Seller in the four (4) years preceding the Closing were for goods actually sold and services actually performed by such Seller to eligible patients in accordance with the applicable payment rates of the applicable Third-Party Payor Program, and such Seller has sufficient documentation that is required to support such billings. The Seller Parties have paid all known and undisputed refunds, overpayments, discounts and adjustments due with respect to any such report or billing, and there is no pending or, to the Seller Parties’ Knowledge, threatened appeal, adjustment, voluntary refund, challenge, audit (including written notice of an intent to audit), inquiry or litigation by any Customer or Third-Party Payor with respect to the Seller Parties’ billing

-23- DM_US 190520716-12.102113.0045 practices and reimbursement claims. No Seller has been audited or otherwise examined by any Customer or Third-Party Payor other than in the ordinary course of business. (g) Fraud and Abuse. Each Seller and, with respect to such Seller’s businesses, their Control Persons, Personnel and authorized representatives are operating and, since December 31, 2017, have operated in material compliance with the federal health care program anti-kickback statute (42 U.S.C. § 1320a-7b, et seq.), the federal physician self-referral law (commonly known as the Stark Law) (42 U.S.C. § 1395nn, et seq., and its implementing regulations, 42 C.F.R. Subpart J), and all other applicable Laws with respect to direct and indirect compensation arrangements, ownership interests or other relationships between such Person and any past, present or potential patient, physician, supplier, contractor, Third-Party Payor, a Referral Source or a Referral Recipient. None of each Seller and its Control Persons, or to the Seller’s Knowledge Personnel or authorized representatives has, directly or indirectly (i) offered or paid any remuneration (in cash or in kind) to or made any financial arrangements with any Referral Source to obtain any patient referrals or other business or payments from any such Person, (ii) received or solicited any remuneration (in cash or in kind) from or made any financial arrangements with any Referral Recipient to make or deliver any patient or other health care business referrals, (iii) given or agreed to give any gift or gratuitous payment (in cash or in kind) to any such Referral Source or (iv) made or agreed to make any illegal contribution, gift or gratuitous payment (whether in money, property or services) to, or for the private use of, any Government Authority or any government official, employee or agent, in violation of applicable Law. None of each Seller’s independent contractors currently provides or ever has provided, directly or indirectly, sales representative or marketing services to such Seller or such Seller’s Referral Recipients. (h) Controlled Substances. Each of each Seller’s Personnel that prescribe controlled substances or other pharmaceuticals maintain the appropriate licensure, supervision arrangements, prescriptive authority, and waivers to prescribe such controlled substances. Each Seller maintains proper systems for the purchase, receipt, storage, and dispensing of controlled substances, all of which meet the minimum standards required under applicable Law. To Seller’s Knowledge, no Seller has experienced any thefts, losses, or diversions of any controlled substances except as set forth on Schedule 3.22(h). To the extent each Seller has experienced any thefts, losses, or diversions of any controlled substances in the past three (3) years, such Seller promptly reported such thefts, losses, or diversions and filed all required notices in connection thereof to all applicable Government Authorities. (i) HIPAA. The Seller Parties have privacy and security plans, policies and procedures that comply in all material respects with then-applicable HIPAA requirements (collectively, “HIPAA Policies and Procedures”). Each Seller has a written and signed business associate agreement with each Person who is a “business associate” (as defined in 45 C.F.R. § 160.103) of such Seller and has a written and signed business associate agreement with each “covered entity” (as defined in 45 C.F.R. § 160.103) and business associate of which such Seller is a business associate. The Seller Parties have provided to the Purchaser complete and accurate copies of all HIPAA Policies and Procedures. No Seller Party has received written notice of, and there is no Proceeding or, to the Seller Parties’ Knowledge, inquiry or investigation pending or, to the Seller Parties’ Knowledge, threatened with respect to, any alleged “breach” as defined in 45 C.F.R. § 164.402 (a “Breach”) or any other violation of HIPAA by any Seller or its “workforce” (as defined under HIPAA). No Breach or other violation of HIPAA by any Seller or its “workforce” or successful “security incident” (as defined in 45 C.F.R. § 164.304) has occurred with respect to “protected health information” (as defined in 45 C.F.R. § 164.103) in the possession or under the control of the Seller Parties. (j) Managed Care. Each Seller is operating and, since December 31, 2019, has operated in material compliance with all applicable Managed Care Laws and have not purposefully denied medically necessary services contrary to a Third-Party Payor’s coverage guidelines. Each Seller is in material compliance with all licensing requirements under Managed Care Laws and does not engage in activities subject to licensure or other regulatory approval, including the practice of medicine or the business of insurance, in jurisdictions in which such licenses or other required regulatory approvals are not

-24- DM_US 190520716-12.102113.0045 maintained. None of the Seller Parties is or ever has been accredited by URAC. All fees charged to ERISA- covered plans and the participants of those plans are fully disclosed to those plans, and there are no fees, profits or amounts retained by each Seller. All funds paid from ERISA-covered plans, and the co-payments and/or co-insurance paid by plan participants, are remitted to the contracted providers pursuant to the terms of the applicable contract and benefit plan design or to out-of-network providers at the out-of-network benefit amount, as applicable. All premium rates, rating plans and policy terms established and currently used by each Seller, as applicable, that are required to be filed with and/or approved by applicable Government Authorities have been filed and approved and the premiums currently charged conform to the approved premiums. (k) Medical Waste. With respect to the generation, transportation, treatment, storage, disposal and other handling of Medical Waste, the Seller Parties are operating in material compliance with the Occupational Safety and Health Act, 29 U.S.C. § 651, et seq., the United States Department of Health and Human Services, National Institute for Occupational Self-Safety and Health Infectious Waste Disposal Guidelines, Publication No. 88-119, et seq., and all other applicable Laws regulating Medical Waste or imposing requirements relating to Medical Waste. 3.23 Related Party Transactions. Schedule 3.23 lists each business relationship between (a) each Seller and (b) any of (i) such Seller’s Control Persons and Personnel, (ii) the family members of any Person described in Section 3.23(b)(i) and (iii) the entities controlled by any Person described in Section 3.23(b)(i) or Section 3.23(b)(ii) or in which any such Person, directly or indirectly, has a financial interest. 3.24 Significant Third-Party Payors and Suppliers. Schedule 3.24 lists each Seller’s 10 largest Third-Party Payors (in terms of each Seller’s revenues) during the 12-month period ended December 31, 2021 (the “Significant Third-Party Payors”) and each Seller’s 10 largest suppliers (in terms of goods and services purchased by each Seller) during the 12-month period ended December 31, 2021 (the “Significant Suppliers”). No Significant Third-Party Payor or Significant Supplier has indicated in writing that it intends to terminate, limit or negatively alter in any material respect its business relationship with each Seller or the Business. To Seller Parties’ Knowledge, there is no valid basis for a Significant Third- Party Payor or Significant Supplier to terminate, limit or negatively alter in any material respect its business relationship with the Seller Parties or the Business. None of the Seller Parties or Significant Third-Party Payors is negotiating, has attempted to negotiate or, to the Seller’s Knowledge, threatened to renegotiate downward any Seller’s reimbursement rates with such Significant Third-Party Payor. 3.25 Stimulus Funds. (a) Schedule 3.25(a) sets forth all CARES Act stimulus fund programs or other programs related to the COVID-19 pandemic in which each Seller is participating and the amount of funds received and/or requested by each Seller for each such program as of the date hereof (the “CARES Funds”). Each Seller has maintained accounting records associated with the CARES Funds in compliance with all of the material terms and conditions of such programs, including all material aspects of the Relief Fund Payment Terms and Conditions and related guidance available as of the date hereof. The Seller has utilized all such CARES Funds pursuant to the Public Health and Social Services Emergency Fund in accordance with all applicable Laws and the applicable Relief Fund Payment Terms and Conditions, in all material respects. Further, any such CARES Funds that have not been so used are maintained in the bank account(s) of each Seller, as applicable, and have not been distributed to or any other Person, or otherwise utilized or expended in violation of applicable law. Each Seller has not requested any advance payments from Medicare pursuant to the applicable CARES Act stimulus fund program. (b) Except as set forth on Schedule 3.25(b), each Seller has not taken a Paycheck Protection Program Loan (each loan indicated on the schedule, a “PPP Loan” and, together with the CARES Funds, the “Stimulus Funds”). A copy (which copy is true, accurate and complete in all respects) of all PPP Loan applications of each Seller have been provided to the Purchaser. Each Seller was eligible for any

-25- DM_US 190520716-12.102113.0045 such PPP Loan (and remains eligible for any such PPP Loan that is still outstanding) and has complied with all terms and conditions relating to such PPP Loans. (c) No Seller has deferred any social security Taxes under the authority of Section 2302 of the CARES Act. (d) Except as expressly disclosed pursuant to this Section 3.25, no Seller has applied for or received any Stimulus Funds or other funds, benefits, deferrals or any other kind of remuneration in connection with the COVID-19 pandemic or any issues relating thereto. 3.26 Brokers. Each Seller does not and will not have any liability to pay any fees or commissions to any broker, finder or similar agent with respect to the Contemplated Transactions. ARTICLE IV REPRESENTATIONS AND WARRANTIES REGARDING THE OWNER The Owner represents and warrants to the Purchaser that: 4.1 Organization. The Owner is either a natural Person. 4.2 Power and Authority. The Owner has full power, authority and legal capacity to enter into and perform this Agreement and all other Transaction Documents to be executed by the Owner pursuant to this Agreement (collectively, the “Owner Documents”). 4.3 Enforceability. The Owner Documents have been duly executed and delivered by the Owner and constitute valid and legally binding obligations of the Owner, enforceable against the Owner in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and similar generally applicable Laws regarding creditors’ rights or by general equity principles. 4.4 Exclusion from Federal Health Care Program. The Owner is not and never has been (a) debarred, excluded or suspended from participating in any Federal Health Care Program, (b) subject to sanction, indicted or convicted of a crime, or pled nolo contendere or to sufficient facts, in connection with any allegation of violation of any Federal Health Care Program requirement or Health Care Law, (c) listed on the General Services Administrative published list of parties excluded from federal procurement programs and non-procurement programs, or (d) designated a Specially Designated National or Blocked Person by the Office of Foreign Asset Control of the U.S. Department of Treasury. 4.5 Investor Representations. The Owner represents that (a) The Owner is acquiring the Equity Consideration Shares for the Owner’s own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act, in any manner that would be in violation of the Securities Act and with no present intention of distributing or reselling, or granting any participation in, any part thereof. The Owner has not, directly or indirectly, offered any Equity Consideration Shares to anyone or solicited any offer to buy any Equity Consideration Shares from anyone, so as to bring the offer and sale of any Equity Consideration Shares within the registration requirements of the Securities Act and does not have any contract, undertaking, agreement or arrangement with any person or entity (a “Person”) to sell, transfer or grant participations to such Person or to any third Person, with respect to any Equity Consideration Shares. The Owner will not sell, convey, transfer or offer for sale any Equity Consideration Shares except as provided in this Agreement, and upon compliance with the Securities Act and any applicable state securities or “blue sky” laws or pursuant to any exemption therefrom. (b) The Owner further represents that the Owner understands and agrees that the Equity Consideration Shares issued hereunder will constitute “restricted securities” as such term is defined

-26- DM_US 190520716-12.102113.0045 under Rule 144 of the Securities Act and have not been registered under the Securities Act or any state securities laws. The Equity Consideration Shares may not be sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The Owner understands that the Equity Consideration Shares that may be issued pursuant to this Agreement will be notated with the following legend: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.” (c) The Owner understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Equity Consideration Shares or made any findings or determination as to the fairness of this investment. (d) The Owner is an “accredited investor” (as defined in Rule 501(a) under the Securities Act) and has completed the attached accredited investor questionnaire completely and accurately. Such Owner has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the Owner’s investment in the Equity Consideration Shares and is capable of bearing the economic risks of such investment for an indefinite period of time and can afford to suffer the complete loss of the Owner’s investment in the Equity Consideration Shares. The Owner fully understands that the Equity Consideration Shares are a speculative investment which involves a high degree of risk of loss of the entire investment. The Owner is familiar with the general risks of investment in such securities and understands that the Owner is subject to all of suck risks, and the nature of the risks involved in receiving the Equity Consideration Shares. (e) The Owner has consulted with advisors who possess knowledge and experience in financial and business matters. The Owner acknowledges that the Owner has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax, and legal merits and consequences of purchasing and owning the Equity Consideration Shares. (f) The Owner has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Holdings and its subsidiaries. The Owner acknowledges that the Owner has (a) had access to information regarding the business of Holdings and its subsidiaries, (b) had access to information regarding the transactions contemplated hereby and their potential effect on the operations and financial results of Holdings and its subsidiaries, and (c) been provided a reasonable opportunity to ask questions of and receive answers from representatives of Holdings and the Purchaser regarding such matters. 4.6 Brokers. The Owner does not and will not have any liability to pay any fees or commissions to any broker, finder or similar agent with respect to the Contemplated Transactions, except for brokerage fees incurred in the sale of any Equity Consideration Shares post-closing. ARTICLE V REPRESENTATIONS AND WARRANTIES REGARDING THE PURCHASER AND HOLDINGS The Purchaser and Holdings represents and warrants to the Seller Parties that:

-27- DM_US 190520716-12.102113.0045 5.1 Organization. The Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation. 5.2 Power and Authority. Each of the Purchaser and Holdings (the “Purchaser Parties”) has full power and authority to enter into and perform this Agreement and all other Transaction Documents to be executed by the Purchaser Parties pursuant to this Agreement (the “Purchaser Documents”) and consummate the Contemplated Transactions. 5.3 Enforceability. The Purchaser Documents have been duly executed and delivered by the Purchaser Parties and constitute valid and legally binding obligations of the Purchaser Parties, enforceable against the Purchaser in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and similar generally applicable Laws regarding creditors’ rights or by general equity principles. 5.4 Consents. Other than the submission of the applicable notification form for the listing of equity consideration shares no consent, authorization, Order or approval of, filing or registration with or notice to, any government authority or other Person is required for the Purchaser Parties’ execution, delivery and performance of the Purchaser Documents or consummation of the Contemplated Transactions, except (i) such as have been obtained or may be required under the Securities Act or the Exchange Act or (ii) such consents, approvals, authorizations, orders or filings as may be required by the SEC, the NYSE or other governmental authorities or the absence of which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of Holdings and its subsidiaries, taken as a whole or prohibit or prevent the consummation of the transactions contemplated herein (including the issuance of the Equity Consideration Shares). 5.5 No Conflicts. Neither the execution and delivery of the Purchaser Documents by the Purchaser Parties nor the consummation of the Contemplated Transactions by the Purchaser Parties will conflict with or result in a breach of any provision of each Seller’s corporate governing documents or any Law or Order to which each Purchaser Party is party or by which such Purchaser Party is bound. No Purchaser Party is a party to or bound by any Contract under which (a) the execution, delivery or performance of the Transaction Documents by the Purchaser Parties or consummation of the Contemplated Transactions will (i) constitute a default, breach or event of acceleration or (ii) amend, or give the counterparty thereto any right to amend, any material right or obligation of each Purchaser Party thereunder or (b) performance by the Purchaser Parties according to the terms of the Transaction Documents may be prohibited, prevented or delayed. 5.6 Legal Proceedings. There are no actions, suits, claims, investigations or other legal proceedings pending or, to Holding’s Knowledge, threatened against or by the Purchaser or any Affiliate of Purchaser that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. 5.7 SEC Filings; Financial Statements. Since June 3, 2021, Holdings has filed and furnished all forms, reports, statements and other documents (including all exhibits, amendments or supplements thereto) required to be filed or furnished by it with or to the SEC, respectively, under Sections 13(a), 14(a) or 15(d) of the Exchange Act (the “Holdings SEC Reports”) on a timely basis or has received a valid extension of such time of filing or furnishing and has filed or furnished such Holdings SEC Reports prior to the expiration of any such extension, including all audited consolidated financial statements of Holdings and its subsidiaries on Form 10-K and unaudited consolidated financial statements of Holdings and its subsidiaries on Form 10-Q, all of which have complied, as to form, as of their respective filing dates (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment and in the case of proxy statements, on the dates of mailing), in all material respects with all applicable requirements of the Securities Act, the Exchange Act, and the Sarbanes-Oxley

-28- DM_US 190520716-12.102113.0045 Act and, in each case, the rules and regulations of the SEC promulgated thereunder. None of such Holdings SEC Reports, including any financial statements or schedules included or incorporated by reference therein, at the time so filed or furnished, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No executive officer of Holdings has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes- Oxley Act with respect to any Holdings SEC Report. There are no outstanding or unresolved comment letters received from the SEC with respect to the Holdings SEC Reports and, to the Knowledge of Holdings, none of the Holdings SEC Reports are the subject of ongoing SEC review. As of the date hereof, none of Holdings’ subsidiaries are required to file periodic reports with the SEC pursuant to the Exchange Act or the Securities Act. The consolidated financial statements of Holdings included in the Holdings SEC Reports (a) have been prepared in all material respects in accordance with GAAP applicable to such financial statements applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and (b) fairly present in all material respects the consolidated financial position of Holdings as of and for the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim period financial statements, to normal year-end adjustments). 5.8 Controls and Procedures. Holdings maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that complies with the requirements of Rule 13a-15 under the Exchange Act to provide reasonable assurances regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP. Holdings has disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) designed to provide reasonable assurance that material information required to be disclosed by Holdings in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to Holdings’ management as appropriate to allow timely decisions regarding required disclosure. Holdings has disclosed, based on its most recent evaluation, to Holdings’ external auditors and the audit committee of Holdings’ board of directors (a) any significant deficiencies and material weaknesses in the design or operation of such internal control over financial reporting that are reasonably likely to adversely affect in any material respect Holdings’ ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Holdings’ internal control over financial reporting. NYSE Matters. Since June 3, 2021, Holdings has been and is in material compliance with the applicable listing and corporate governance rules and regulations of the NYSE. ARTICLE VI INTENTIONALLY OMITTED ARTICLE VII REGISTRATION RIGHTS 7.1 If the Purchaser and Holdings elect to pay the Cash Consideration through Equity Consideration Shares in accordance with Section 1.5(d), subject to the eligibility of Holdings to register the resale of the shares of its Class A common stock on a registration statement on Form S-3 or such other appropriate form permitting registration of the Equity Consideration Shares for resale (the “Registration Statement”), Holdings shall use commercially reasonable efforts to (i) file the Registration Statement within thirty (30) days of the Payment Date to register the resale of the Uncollared Equity Consideration Shares and have the Registration Statement declared effective by the SEC as soon as reasonably practicable and (ii) file an amendment to the Registration Statement (or file a new registration statement) within thirty (30) days of the First Anniversary Issuance Date to register the resale of the Collared Equity Consideration Shares (together with the Uncollared Equity Consideration Shares, the “Registrable Securities”) and have

-29- DM_US 190520716-12.102113.0045 the Registration Statement declared effective by the SEC as soon as practicable; provided that the Owner provides Holdings with all information and materials regarding the Owner as reasonably required by Holdings in connection with the registration of the Equity Consideration Shares. Upon the effectiveness of the Registration Statement, Holdings will cooperate with its transfer agent to remove the notation set forth in Section 4.5(b) on the book entry statement for the Equity Consideration Shares registered for resale pursuant to the Registration Statement. For the avoidance of doubt, Holdings shall not be obligated to file the Registration Statement or a new registration statement with the SEC or any amendment or supplement thereto at any time Holdings, in its reasonable good faith judgment, has determined that Holdings is in possession of material non-public information and that immediate disclosure of such information would not be in Holdings’ best interest. 7.2 Holdings shall use its commercially reasonable efforts to keep the Registration Statement effective until the earlier to occur of (A) the date on which all Registrable Securities have been sold and (B) such time as the Owner is eligible to sell all Registrable Securities under Rule 144 of the Securities Act without any limitation as to volume or manner of sale. 7.3 The Owner agrees that while the Owner is in possession of material, non-public information, the Owner will not engage in any transactions in or relating to Holdings’ securities. 7.4 All out-of-pocket expenses incurred by Holdings in connection with any registration of Registrable Securities pursuant to Section 7 of this Agreement, including all SEC, Financial Industry Regulatory Authority, Inc. and New York Stock Exchange notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses, and all fees and expenses of Holdings outside counsel and independent accountants, shall be paid by Holdings. Holdings shall not be responsible for any expenses incurred by the Owner pursuant to Section 7 of this Agreement, including, without limitation, any legal fees for the Owner or any selling expenses of the Owner (including any broker’s fees or commissions). ARTICLE VIII POST-CLOSING COVENANTS 8.1 Further Assurances. After the Closing, each Party will take all further actions and execute and deliver all further documents that are necessary to comply with the Transaction Documents and consummate the Contemplated Transactions. 8.2 Payment of Transfer Taxes and Fees. The Seller Parties, on one hand, and the Purchaser, on the other hand, will each pay, when due, one half of all transfer, documentary, sales, use, stamp, registration and other such Taxes (excluding, for the avoidance of doubt, income Taxes) and all conveyance fees, title application fees, registration fees, recording charges and other fees and charges (including any interest and penalties) incurred in connection with the consummation of the Contemplated Transactions (“Transfer Taxes”), regardless of the Person on whom such Taxes, fees and charges are imposed. The party required by law to file a Tax Return with respect to any such Transfer Taxes shall do so in the time and manner prescribed by law, and the non-filing party shall promptly reimburse the filing party for its share of any Transfer Taxes upon receipt of evidence reasonably satisfactory to the non-filing party of the amount of such Transfer Taxes. 8.3 Tax Matters. (a) Straddle Period Taxes. Property Taxes relating to any Straddle Period shall be pro-rated between Sellers (on the one hand) and the Purchaser (on the other hand). The Sellers shall be responsible for that portion of the Straddle Period ending on the day before the Closing Date and the Purchaser shall be responsible for that portion of the Straddle Period beginning on the Closing Date. The Sellers shall pay to the Purchaser its allocable portion of the Straddle Period Property Tax no later than seven (7) Business Days prior to the date such amounts are paid. For the purposes of this Section 8.3(a),

-30- DM_US 190520716-12.102113.0045 the Property Taxes allocable to the portion of a Straddle Period ending on the day before the Closing Date shall be the amount of such Tax for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period ending on the day before the Closing Date and the denominator of which is the number of days in the entire Straddle Period. (b) Cooperation Regarding Tax Matters. After the Closing, the Parties will cooperate in good faith with respect to the preparation and filing of all Tax Returns and claims for refund and any Proceeding, inquiry, investigation or audit with respect to the Sellers’ Taxes for Pre-Closing Periods and Straddle Periods. Each Party will make their respective relevant books and records (including work papers in the possession of their respective accountants), personnel and other materials relevant to the preparation of such Tax Returns and such Proceedings, inquiries, investigations or audits for inspection and copy by the other Parties (or their duly appointed representatives), at the requesting Party’s expense, at reasonable times during normal business hours. The Seller Parties will not destroy or otherwise dispose of any such record without first providing the Purchaser a reasonable opportunity to review and copy such record. 8.4 Collection of Receivables. After the Closing, the Seller Parties will use commercially reasonable efforts to collect the Receivables in cooperation with the Purchaser, at the Purchaser’s sole cost and expense. To the extent permitted by applicable Law, the Purchaser and their representatives will have reasonable access to all relevant documents, books, records, working papers and other information of the Seller Parties in respect of the Receivables. In furtherance of Section 1.1(e) the Seller Parties will promptly remit to the Purchaser all payments that the Seller Parties receive in respect of the Receivables, together with a full accounting therefor. If the Purchaser receive notice from any patient or Third-Party Payor stating that it delivered a Receivable payment to a Seller Party and the Seller Parties fail to remit such amount to the Purchaser, then the Seller Parties will allow the Purchaser to review their applicable bank account statements for the month that such Receivable payment was purportedly delivered to verify compliance with this Section 8.4. In furtherance of Section 1.1(e) and this Section 8.4, the Seller Parties shall add or remove any individuals designated by the Purchaser as an authorized individual on all applicable Bank Accounts. 8.5 Bank Account Access. Following the Closing, the Seller Parties shall comply with Section 1.7 and Section 1.8 of the Management Services Agreement, of even date herewith, between the Sellers and the Purchaser. 8.6 Employee Matters. (a) Following the Payment Date, at the direction of the Purchaser, each Seller will terminate the employment or engagement of all of the Personnel (whether employees or independent contractors). The Purchaser may, but will not be obligated to, offer employment or engagement to any portion of the Personnel on terms and conditions determined by the Purchaser in its sole discretion. For the avoidance of doubt, the Seller may be required to continue the employment or engagement of the Personnel following the Payment Date for a limited period of time and will not terminate the employment or engagement of all of the Personnel until directed by the Purchaser. Notwithstanding the forgoing, the Purchaser shall hire at least the minimum number of employees necessary to avoid creating any obligation under the WARN Act on the part of the Seller Parties, and the Purchaser shall continue to employ at least the minimum number of employees for the minimum duration necessary to avoid creating any obligation under the WARN Act on the part of the Seller Parties. The Purchaser shall bear any and all obligations and liability under the WARN Act resulting from employment losses relating to the sale of the Business. (b) The Seller Parties will be responsible for the payment and satisfaction of (i) pro rata bonus payments due to the Personnel joining the Purchaser with respect to their services for each Seller, (ii) all wages and other remuneration (including vacation pay earned before the Closing) for the Personnel with respect to their services for each Seller prior to the Closing, (iii) all termination or severance payments

-31- DM_US 190520716-12.102113.0045 to the Personnel for services for each Seller prior to the Closing and the provision of health plan continuation coverage for the Personnel in accordance with the requirements of COBRA and ERISA §§ 601-608 and (iv) all payments and obligations under the Employee Benefit Plans, in each case, to the extent such payment accrued prior to the Closing Date. (c) Except as set forth herein, the Purchaser shall not hold the Seller Parties liable for any claims or liability solely cause by the Purchaser’s hiring decisions with respect to the Personnel. (d) The provisions of this Section 8.6 are subject to the terms and conditions of the Management Service Agreement, and in the event of conflict between this Section 8.6 and the Management Service Agreement, the terms of the Management Service Agreement shall control. 8.7 Use of Name; Domain Names. Each Seller and the Owner hereby agree that upon the Closing, Purchaser shall have the sole right to the use of the service marks, names, trade names and trademarks that are Acquired Assets and any substantially similar names and any service marks, trademarks, trade names, d/b/a names, fictitious names, identifying symbols, logos, emblems, signs or insignia related thereto or containing or comprising the foregoing, or otherwise used in the Business, including any name or mark confusingly similar thereto and the trademarks and service marks related thereto (collectively, the “Company Marks”). Each Seller and each Owner shall not, and shall not permit their respective Affiliates to, use any of the Company Marks or any confusingly similar variation or simulation thereof in any manner after Closing. At the Closing, at the direction of the Purchaser, each applicable Owner shall cause each Seller to change the corporate name of each Seller, withing thirty (30) calendar days of the Closing with each appropriate Governmental Entity in accordance with the terms hereof, each Seller and the Owner shall take all actions necessary to convey any domain names included in the Acquired Assets to the Purchaser. Each Seller and the Owner hereby appoint Purchaser as its attorney-in-fact to file all such documents and update all such information on or after the Closing Date. 8.8 Books and Records. (a) In order to facilitate the resolution of any claims made against or incurred by the Seller Parties prior to the Closing, or for any other reasonable purpose, for a period of six (6) years after the Closing, the Purchaser Parties shall: (i) retain the Books and Records relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of the Sellers; and (ii) upon reasonable notice, afford the Owner reasonable access (including the right to make, at the Owner’s expense, photocopies), during normal business hours, to such Books and Records. (b) In order to facilitate the resolution of any claims made by or against or incurred by the Purchaser Parties after the Closing, or for any other reasonable purpose, for a period of six (6) years after the Closing, the Seller Parties shall: (i) retain the books and records (including personnel files, employee medical files, and “candid self-analysis” and attorney-client privileged information) of the Sellers which relate to the business and its operations for periods prior to the Closing; and (ii) upon reasonable notice, afford the Purchaser reasonable access (including the right to make, at the Purchaser’s expense, photocopies), during normal business hours, to such books and records.

-32- DM_US 190520716-12.102113.0045 (c) Neither the Purchaser Parties nor the Seller Parties shall be obligated to provide the other party with access to any books or records (including personnel files) pursuant to this Section 8.8 where such access would violate any Law. ARTICLE IX INDEMNIFICATION 9.1 Indemnification Obligations of the Seller Parties. The Seller Parties will, jointly and severally, indemnify the Purchaser, Holdings, their respective Affiliates and each of their respective equityholders, directors, limited liability company managers or equivalent governing authorities, partners, officers, successors and permitted assigns (collectively, the “Purchaser Indemnitees”) from and against all losses, liabilities, Proceedings, inquiries, investigations, audits, assessments, levies, fines, penalties, judgments, damages, costs and expenses (including reasonable attorneys’, accountants’, investigators’ and experts’ fees and expenses) incurred in connection with the defense or investigation of any claim (“Damages”), provided, however, that “Damages” shall exclude damages based on any punitive damages except to the extent such punitive damages are payable to a third party by reason of a Third-Party Claim, sustained or incurred by any Purchaser Indemnitee arising from or related to: (a) any inaccuracy in or breach of the representations and warranties in Article III and Article IV, in each case without giving effect to any “materiality”, “material adverse effect” or similar qualifications therein for purposes of calculating the Damages associated with such breach, (b) the ownership or operation of any Seller and/or the Business prior to the Closing, (c) the professional negligence of any Seller or any of its Providers (including Owner) and/or Personnel committed prior to the Closing, (d) any breach by the Seller Parties of, or failure by the Seller Parties to comply with, any of their covenants or obligations under this Agreement or the other Seller Documents, or (e) without being limited by Section 9.1(a) though Section 9.1(d) and without regard to the fact that any item referred to in this Section 9.1(e) may be disclosed in the Disclosure Schedule or any documents included or referred to therein or otherwise known to the Purchaser or its Affiliates as of the Closing, any liability arising from or related to: (i) any Indemnified Taxes, (ii) any pre-Closing Indebtedness and any Transaction Expenses incurred by any Seller Party, (iii) any Excluded Assets or Excluded Liabilities, and (iv) any Transaction Expenses specifically incurred by the Owner. 9.2 Indemnification Obligations of the Purchaser. After the Closing, the Purchaser will indemnify each Seller and their Affiliates and each of their respective managers, partners, officers, successors and permitted assigns (collectively, the “Seller Indemnitees”) from and against all Damages sustained or incurred by any Seller Indemnitee arising from or related to: (a) any inaccuracy in or breach of any of the Purchaser’s representations and warranties in Article V, in each case without giving effect to any “materiality”, “material adverse effect” or similar qualifications therein for purposes of calculating the Damages associated with such breach; or (b) any breach by the Purchaser of, or failure by the Purchaser to comply with, any of their respective covenants or obligations under this Agreement.

-33- DM_US 190520716-12.102113.0045 9.3 Limitations on Indemnification Obligations of the Seller Parties. (a) Survival. The representations and warranties in Article III and Article IV, and the Purchaser Indemnitees’ corresponding rights to indemnification pursuant to Section 9.1(a), will survive the Closing (and none will merge into any instrument of conveyance) as follows: (i) The representations and warranties made in Section 3.1 (Organization), Section 3.2 (Power and Authority), Section 3.3 (Enforceability), Section 3.9 (Title to Assets), Section 3.24 (Brokers) and Article IV (collectively, the “Fundamental Representations”) will survive indefinitely. (ii) The representations and warranties made in Section 3.15 (Employee Benefits) and Section 3.19 (Taxes) (the “Extended Representations”) will survive until the date that is thirty (30) calendar days after the applicable statute of limitations expires. (iii) The representations and warranties made in Section 3.18(b) (Data Privacy) (the “Data Privacy Representations”) and Section 3.22 (Health Care Compliance) (the “Health Care Representations”) will survive until the fifth (5th) anniversary of the Closing Date. (iv) All representations and warranties made in Article III other than the Fundamental Representations, the Extended Representations and the Health Care Representation (the “Business Representations”) will survive until the end of the twelfth (12th) full calendar month after the Closing Date. The Parties’ post-Closing covenants and agreements will survive until fully performed according to their terms. (b) Basket. Absent Fraud, the Purchaser Indemnitees will not be entitled to recover under Section 9.1(a) for inaccuracies, breaches or alleged inaccuracies or breaches of the Business Representations unless and until the total amount that the Purchaser Indemnitees would recover under Section 9.1(a) but for this Section 9.3(b) exceeds two hundred thousand U.S. Dollars ($200,000) (the “Basket”), in which event the Seller Parties shall only be required to pay or be liable for Damages in excess of the Basket. (c) Indemnification Cap. Absent Fraud, (i) neither the Purchaser Indemnitees nor the Seller Indemnitees will be entitled to recover under Section 9.1(a) (other than in connection with breaches of the Fundamental Representations or Health Care Representations) or Section 9.2(a) for any Damages that, in the aggregate, exceed four million eight hundred seventy five thousand U.S. Dollars ($4,875,000), (ii) the Purchaser Indemnitees will not be entitled to recover under Section 9.1(a) in connection with breaches of the Health Care Representations for any Damages that, in the aggregate, exceed nine million seven hundred fifty thousand U.S. Dollars ($9,750,000), and (iii) neither the Purchaser Indemnitees nor the Seller Indemnitees will be entitled to recover under Section 9.1 or Section 9.2 for any Damages that, in the aggregate, exceed the actual consideration received by the Seller Parties. (d) No Double-Counting in Net Working Capital. The Purchaser Indemnitees will not be entitled to recovery under Section 9.1 to the extent of any amount reflected as a current Liability in the calculation of the Net Working Capital as finally determined pursuant to Section 1.10. 9.4 Net Losses; Mitigation. (a) Notwithstanding anything contained herein to the contrary, the amount of any Damages incurred or suffered by an Indemnified Party shall be calculated after giving effect to any insurance proceeds actually received by the Indemnified Party (or any of its Affiliates) with respect to such Damages, and (ii) any recoveries obtained by the Indemnified Party (or any of its Affiliates) from any other third party. Each Indemnified Party shall exercise commercially reasonable efforts to obtain such proceeds,

-34- DM_US 190520716-12.102113.0045 benefits and recoveries. If any such insurance proceeds or other recoveries are received by an Indemnified Party (or any of its Affiliates) with respect to any Damages after an Indemnifying Party has made a payment to the Indemnified Party with respect thereto, the Indemnified Party (or such Affiliate) shall pay to the Indemnifying Party the net amount (after deducting expenses incurred in pursuing the same) of such proceeds, benefits or recoveries (up to the amount of the Indemnifying Party’s payment) within fifteen (15) days of receipt of such proceeds. (b) Each Indemnified Party shall each use commercially reasonable efforts to mitigate any Damages, whether by asserting claims against a third party or by otherwise qualifying for a benefit that would reduce or eliminate the amount of the Damages associated with an indemnified matter. Each Indemnified Party shall be entitled to include the cost of mitigation as part of its calculation of Damages for a particular matter. 9.5 Third-Party Claims. If a Third-Party notifies any Persons entitled to indemnification under this Article IX (as applicable, the “Indemnified Parties”) with respect to any matter (a “Third-Party Claim”) that may give rise to a claim by such Indemnified Parties for indemnification against any Persons from whom indemnification may be sought under this Article IX (as applicable, the “Indemnifying Parties”), respectively, under this Article IX, then the Indemnified Parties will promptly deliver written notice thereof to each Indemnifying Party; provided, however, that no delay in delivering such notice will relieve the Indemnifying Parties from any indemnification obligation under this Agreement unless, and then only to the extent that, the Indemnifying Parties are materially prejudiced. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Damages that has been or may be sustained by the Indemnified Party. (a) The Indemnifying Parties will have the right to contest and defend against the Third-Party Claim at the Indemnifying Parties’ sole cost and expense and with the advice of legal counsel of their choice (reasonably acceptable to the Indemnified Parties), and the Indemnified Party shall cooperate in good faith in such defense; provided that (i) the Indemnifying Parties notify the Indemnified Parties, in writing within fifteen (15) calendar days after receiving notice of the Third-Party Claim from the Indemnified Parties, that the Indemnifying Parties will indemnify the Indemnified Parties from and against all Damages that the Indemnified Parties may suffer resulting from the Third-Party Claim subject to the limitations set forth in this Article IX, (ii) the Indemnifying Parties provide the Indemnified Parties with evidence reasonably acceptable to the Indemnified Parties that the Indemnifying Parties will have the financial resources to defend against such Third-Party Claim and fulfill their indemnification obligations under this Agreement, (iii) the Third-Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third- Party Claim is not, in the Purchaser’s good faith judgment, likely to establish a precedential custom or practice adverse to Purchaser or its Affiliates or otherwise materially impact the Business, or harm the reputation, revenue streams, material relationships, of the Purchaser, and (v) the Indemnifying Parties conduct the defense of the Third-Party Claim actively and diligently. The foregoing notwithstanding, the Indemnifying Parties may not assume control of, or continue to control, the defense of any Third-Party Claim that (x) involves alleged criminal liabilities of any Indemnified Party or claims by any Government Authority or Third-Party Payor, (y) seeks to impose any substantive equitable remedy that would bind any Indemnified Party in any material respect or (z) involves aggregate Damages that are reasonably likely to, when coupled with all Damages from claims previously made against the Indemnifying Parties under this Agreement, exceed the maximum amount for which Sellers are liable pursuant to Section 9.3(c). (b) If the Indemnifying Parties elect to contest or defend against a Third-Party Claim in accordance with Section 9.5(a), then (i) the Indemnified Parties may, at their sole cost and expense, retain separate co-counsel of their choice and otherwise participate in such contest or defense of the Third-Party Claim, (ii) the Indemnified Parties will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the Indemnifying Parties’ prior written consent

-35- DM_US 190520716-12.102113.0045 (not to be unreasonably withheld, conditioned or delayed), and (iii) the Indemnifying Parties will not consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the Indemnified Parties’ prior written consent (not to be unreasonably withheld, conditioned or delayed). (c) If any condition in Section 9.5(a) is or becomes unsatisfied, then (i) the Indemnified Parties may, in good faith and with the advice of legal counsel, contest, defend against, consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim in any manner that the Indemnified Parties reasonably deem appropriate (without prior consultation with or consent from any Indemnifying Party), (ii) the Indemnifying Parties will reimburse the Indemnified Parties promptly and periodically for all costs and expenses (including reasonable attorneys’ fees and expenses) of contesting, defending against and settling the Third-Party Claim, but only to the extent it is agreed by the Parties or determined by a court of competent jurisdiction that the Indemnified Parties are entitled to indemnification under the terms of this Agreement, and (iii) the Indemnifying Parties will remain responsible for any Damages that the Indemnified Parties suffer resulting from or relating to the Third- Party Claim as provided in this Article IX, but only to the extent it is agreed by the Parties or determined by a court of competent jurisdiction that the Indemnified Parties are entitled to indemnification under the terms of this Agreement. 9.6 Right of Setoff. Notwithstanding anything to the contrary contained herein, if the Purchaser Indemnitees have a right to indemnification under this Article IX, then the Purchaser shall set- off Damages owed to it by the Seller Parties first from the Retained Collared Equity Shares (which have not been delivered to the Seller), and second, to the extent that the Retained Collared Equity Shares (which have not been delivered to the Seller) are insufficient, from the Deferred Consideration not yet paid to the Seller; provided that, the Purchaser Indemnitees shall only have the right to make setoffs hereunder to the extent that (i) a court of competent jurisdiction has issued a non appealable final order or (ii) the Seller Parties has consented in writing that Purchaser Indemnities are entitled to the payment of such Damages pursuant to this Article IX. 9.7 Exclusive Remedies. The parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from Fraud on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article IX. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this Article IX. Nothing in this Section 9.7 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled or to seek any remedy on account of any Fraud by any party hereto. 9.8 Adjustment to the Purchase Consideration. All indemnification payments made pursuant to this Article IX will be adjustments to the Purchase Consideration. ARTICLE X GENERAL PROVISIONS 10.1 Publicity. Except as otherwise required by Law, the SEC, the Financial Industry Regulatory Authority, Inc. or the New York Stock Exchange, as permitted by this Agreement, as disclosed to financial, accounting, legal or other advisors for legitimate business purposes related to the performance of this Agreement or as required to be included in notices to and other filings with government authorities that are required to effect the Contemplated Transactions, none of the Seller Parties and their Affiliates,

-36- DM_US 190520716-12.102113.0045 representatives, agents and advisors (including financial advisors, attorneys and accountants) may disclose to any Third-Party any terms of this Agreement or the other Transaction Documents without the Purchaser’s prior written consent. 10.2 Notices. All notices and other communications required or permitted under this Agreement (a) must be in writing, (b) will be duly given (i) when delivered personally to the recipient or (ii) one Business Day after being sent to the recipient by nationally recognized overnight private carrier (charges prepaid) and (c) addressed to the recipient as provided on such recipient’s signature page to this Agreement or to such other respective address as such recipient may designate by notice given in accordance with this Section 10.2. 10.3 Fees and Expenses. Except as otherwise expressly provided in this Agreement, each Party will bear all fees and expenses incurred by such Party in connection with the negotiation and performance of the Transaction Documents and consummation of the Contemplated Transactions. 10.4 Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes the complete agreement and understanding among the Parties regarding the subject matter of this Agreement and supersedes any prior understandings or agreements (including that certain preliminary non-binding partnership term sheet dated May 26, 2022), regarding the subject matter of this Agreement. 10.5 Amendments. The Parties may amend this Agreement only pursuant to a written agreement executed by the Parties. 10.6 Non-Waiver. The Parties’ respective rights and remedies under this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power or privilege under this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. No waiver will be effective unless it is in writing and signed by an authorized representative of the waiving Party. No waiver given will be applicable except in the specific instance for which it was given. No notice to or demand on a Party will constitute a waiver of any obligation of such Party or the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement. 10.7 Assignment. No Seller Party may assign this Agreement or any rights under this Agreement, or delegate any duties under this Agreement, without the Purchaser’s prior written consent. 10.8 Binding Effect; Benefit. This Agreement will inure to the benefit of and bind the Parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, may be construed to give any Person other than the Parties and their respective successors and permitted assigns any right, remedy, claim, obligation or liability arising from or related to this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns. 10.9 Severability. If any court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, then the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. 10.10 References. The headings of Articles and Sections are provided for convenience only and will not affect the construction or interpretation of this Agreement. Unless otherwise provided, references to “Article(s)”, “Section(s)” and “Exhibit(s)” refer to the corresponding article(s), section(s) and exhibit(s) of or to this Agreement. Unless otherwise provided, references to “Schedule(s)” refer to the corresponding Schedule(s) of the Disclosure Schedule. A disclosure in any particular Section of the Disclosure Schedule or otherwise in this Agreement will be deemed adequate to disclose another exception to a representation

-37- DM_US 190520716-12.102113.0045 or warranty made herein if the disclosure identifies the exception with reasonable particularity so that any exception to any other schedule is reasonably apparent on its face. Each Exhibit and the Disclosure Schedule is hereby incorporated into this Agreement by reference. Reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. Reference to a contract, instrument or other document means the contract, instrument or other document as amended, supplemented and modified. 10.11 Construction. Each Party participated in the negotiation and drafting of this Agreement, assisted by such legal and tax counsel as it desired, and contributed to its revisions. Any ambiguities with respect to any provision of this Agreement will be construed fairly as to all Parties and not in favor of or against any Party. All pronouns and any variation thereof will be construed to refer to such gender and number as the identity of the subject may require. The terms “include” and “including” indicate examples of a predicate word or clause and not a limitation on that word or clause. 10.12 Governing Law. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. 10.13 Forum Selection and Consent to Jurisdiction. EACH OF THE PARTIES AGREES THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES, SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN HILLSBOROUGH COUNTY OR IN THE UNITED STATES DISTRICT COURTS LOCATED IN HILLSBOROUGH COUNTY, FLORIDA. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN HILLSBOROUGH COUNTY AND OF THE UNITED STATES DISTRICT COURTS LOCATED IN HILLSBOROUGH COUNTY, FLORIDA. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 10.14 Waiver of Trial by Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY PROCEEDING IN CONNECTION WITH ANY MATTER RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS. 10.15 Counterparts. The Parties may execute this Agreement in multiple counterparts, each of which will constitute an original and all of which, when taken together, will constitute one and the same agreement. The Parties may deliver executed signature pages to this Agreement by email transmission. No Party may raise as a defense to the formation or enforceability of this Agreement, and each Party forever waives any such defense, either (a) the use of email transmission to deliver a signature or (b) the fact that any signature was signed and subsequently transmitted by email transmission. [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT DM_US 192316599-1.102113.0045 The undersigned parties sign this Asset Purchase Agreement as of the date first written above. CARE MANAGEMENT I: CARE MANAGEMENT RESOURCES I, LLC By: Name: Title: deMarquette D. Kent CEO/Owner

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 EXHIBIT A DEFINITIONS “Acquired Assets” is defined in Section 1.1. “Acquired Contract” means the Contracts identified by the Purchaser on Schedule 3.13 as being acquired by the Purchaser and any Contract that is not identified on Schedule 3.13 but involves the generation of revenue for any Seller, if the Purchaser elects to include such Contract as an Acquired Contract (and the Seller Parties will undertake commercially reasonable efforts as the Purchaser reasonably requests to facilitate the assignment or other transfer of such Contracts post-Closing). “Affiliate” means, with respect to a particular Person, (i) any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, (ii) any of such Person’s spouse, siblings (by law or marriage), ancestors and descendants and (iii) any trust for the primary benefit of such Person or any of the foregoing. For the purposes of this definition only, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. “Agreement” is defined in the preamble to this Agreement. “Allocation Methodology” is defined in Section 1.7. “Arbitrating Accountant” means RSM US, LLP. “Assumed Liabilities” means (i) all liabilities arising out of the Acquired Assets on or after the Closing and (ii) any liabilities with respect to Indebtedness that are deducted from the Purchase Price in accordance with the terms of this Agreement (but only to the extent of such deduction). “Bank Account” is defined in Section 3.9(b). “Baseline Medicare Advantage Revenue” means $11,000,000. “Basket” is defined in Section 9.3(b). “Business” means the business of each Seller as conducted during the twelve (12) month period preceding the date of this Agreement. “Business Day” means a day that is not a Saturday, Sunday or legal holiday on which banks are authorized or required to be closed in New York, New York. “Business Representations” is defined in Section 9.3(a)(iii). “Cash Consideration” is defined in Section 1.6(a). “Closing” is defined in Section 2.1. “Closing Cash Payment” means (a) the Initial Cash Consideration, plus (b) the excess, if any, of Estimated Net Working Capital over the Net Working Capital Target, minus (c) the excess, if any, of the Net Working Capital Target over the Estimated Net Working Capital, minus (d) the Closing Indebtedness, minus (e) the Closing Transaction Expenses.

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 “Closing Date” is defined in Section 2.1. “Closing Net Working Capital is defined in Section 1.10(a). “Code” means the Internal Revenue Code of 1986, 26 U.S.C. § 1, et seq. “Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement, dated as of May 31, 2022, by and between the Purchaser and the Owner. “Contemplated Transactions” means the transactions contemplated by this Agreement and the other Transaction Documents. “Contract” means any legally binding agreement, contract, lease, license, commitment, obligation, promise or undertaking. “Control Persons” means each Seller’s equityholders, directors, limited liability company managers or equivalent governing authorities, officers and any other individual who qualifies as a “person with an ownership or control interest” or “managing employee” (as those terms are defined in 42 C.F.R. § 420.201). “Damages” is defined in Section 9.1. “Deferred Consideration” is defined in Section 1.10. “Disclosure Schedule” is defined in the preamble to Article III. “Employee Benefit Plan” means any plan, policy, program or Contract providing compensation or benefits, including employee benefit plans within the meaning of ERISA § 3(3) (whether or not subject to ERISA), pension, retirement, savings, disability, medical, dental, health, life, death benefit, group insurance, profit sharing, deferred compensation, stock option, bonus, incentive, vacation pay, tuition reimbursement, severance pay, or other employee benefit, whether funded, insured or self-funded, written or oral, (i) sponsored or maintained by each Seller and covering each Seller’s active or former directors, limited liability company managers or equivalent governing authorities, officers and Personnel and their immediate family members, dependents and beneficiaries, (ii) to which each Seller is a party or is bound or (iii) with respect to which each Seller may otherwise have any liability (whether or not such Employee Benefit Plan is still maintained). “Employment Agreement” is defined in Section 2.4(b). “Encumbrance” means any charge, claim, community property interest, condition, equitable interest, lien, mortgage, option, pledge, security interest, right of first refusal or other restriction, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership. “Environmental Laws” means all Laws and Orders that pertain to natural resources and the environment, public and worker health and safety and the identification, reporting, generation, manufacture, processing, distribution, use, treatment, storage, disposal, emission, discharge, release, transport and other handling of Hazardous Materials, in each case in effect as of the date of this Agreement. “Environmental Permits” means licenses, permits, registrations, governmental approvals, agreements and consents that are required under or are issued pursuant to Environmental Laws. “Equipment” means all furniture, fixtures, vehicles, machinery, equipment and other tangible personal property (other than inventory and supplies) owned or leased by each Seller.

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 “Equity Consideration Shares” means the Class A common stock, par value $0.0001 per share, of Holdings. “ERISA” means the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq. “Estimated Closing Certificate” is defined in Section 1.8. “Exchange Act” means the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder). “Excluded Assets” is defined in Section 1.2. “Excluded Liabilities” is defined in Section 1.4. “Extended Representations” is defined in Section 9.3(a)(ii). “Federal Health Care Program” means any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, state Medicaid programs, state CHIP programs, TRICARE and similar or successor programs with or for the benefit of any government authority. “Financial Statements” is defined in Section 3.8. “First Anniversary Issuance Per Share Price” means the trailing 5-day volume weighted average share price of Holdings’ common stock trading on the New York Stock Exchange as of the closing bell on January 20, 2024. “First Anniversary Medicare Advantage Revenue” means the Medicare Advantage Revenue of the practice locations attributable to each Seller measured from the Closing Date to the first anniversary of the Closing Date. “Fraud” means actual and intentional fraud under Delaware common law in the making of the representations and warranties in this Agreement or in any other Transaction Document. “Fundamental Representations” is defined in Section 9.3(a)(i). “GAAP” means United States generally accepted accounting principles. “Governing Documents” means, with respect to a particular Person, (i) if a corporation, the articles or certificate of incorporation and bylaws, (ii) if a general partnership, the partnership agreement and any statement of partnership, (iii) if a limited partnership, the limited partnership agreement and certificate of limited partnership, (iv) if a limited liability company, the articles or certificate of organization or formation and any limited liability company or operating agreement, (v) if another type of Person, all other charter, trust and similar documents adopted or filed in connection with the creation, governance, management or operation of the Person, (vi) all equityholders’ agreements, voting agreements, voting trust agreements, joint venture agreements, registration rights agreements and other agreements and documents relating either to the creation, governance, management or operation of any Person or to the rights, duties and obligations of such Person’s equityholders and (vii) all amendments or supplements to any of the foregoing. “Government Authority” means any (i) national, federal, state, provincial, county, municipal or local government, foreign or domestic, (ii) political subdivision of any of the foregoing or (iii) entity, authority, agency, ministry or other similar body exercising any legislative, executive, judicial,

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 regulatory or administrative authority or functions of or pertaining to government, including any commission, tribunal or other quasi-governmental entity established to perform any such function. “Hazardous Materials” means pollutants, contaminants, pesticides, petroleum or petroleum products, radioactive substances, solid wastes or hazardous or extremely hazardous, special, dangerous, or toxic wastes, substances, chemicals or materials under any Environmental Law. “Health Care Laws” means all Laws and Orders relating to health care providers and facilities, participation in Federal Health Care Programs, the practice of medicine, institutional and professional licensure, pharmacology and the securing, administering and dispensing of drugs, devices, medicines and controlled substances, the promotion, sale and administration of insurance products, participation in captive insurance programs, medical documentation and clinical orders, medical record retention, telehealth services, laboratory, imaging and all other services ancillary to a practitioner’s professional services, unprofessional conduct, fee-splitting, referrals, billing and submission of false or fraudulent claims, claims processing, quality, safety, medical necessity, medical privacy and security, patient confidentiality and informed consent, the hiring of employees or acquisition of services or supplies from Persons excluded from participation in Federal Health Care Programs, standards of care, quality assurance, risk management, utilization review, peer review, mandated reporting of incidents, occurrences, diseases and events and the advertising or marketing of health care services, including, without limitation, Medicare, Medicaid, CHIP, the TRICARE laws (10 U.S.C. § 1071, et seq.), the False Claims Act (31 U.S.C. § 3729, et seq.), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), federal and state anti-kickback statutes (including 42 U.S.C. § 1320a 7b), federal and state referral laws (including 42 U.S.C. §1395nn), criminal false claims statutes (e.g. 18 U.S.C. §§ 287 and 1001), the Eliminating Kickbacks in Recovery Act (18 U.S.C. § 220), the Substance Use Disorder Prevention that Promotes Opioid Recovery and Treatment for Patients and Communities Act, the Ryan-Haight Act, the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. §3801, et seq.), the Beneficiary Inducement Statute (42 U.S.C. §1320a-7a(a)(5)), the Clinical Laboratory Improvement Act (42 U.S.C. § 263a, et seq.), the Confidentiality of Alcohol and Drug Abuse Patient Records Act (42 U.S.C. § 290ee-3, et seq.), the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (P.L. 108-173, 117 Stat. 2066), the Food, Drug and Cosmetic Act of 1938 (21 U.S.C. § 301, et seq.), the Prescription Drug Marketing Act of 1987 (P.L. 100-293, 102 Stat. 95), the Deficit Reduction Act of 2005 (P.L. 109-171, 120 Stat. 4), the Controlled Substances Act (21 U.S.C. § 801, et seq.), Health Care Privacy Laws and the rules and regulations promulgated under the foregoing statutes. “Health Care Privacy Laws” means HIPAA and all other applicable Laws regarding patient privacy and the security, use or disclosure of personal health care information and records. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, P.L. 104-191 (including the Standards for Privacy of Individually Identifiable Health Information, the Security Standards for the Protection of Electronic Protected Health Information and the Standards for Electronic Transactions and Code Sets promulgated thereunder). “Indebtedness” means the combined principal amount of, and accrued interest and prepayment penalties or breakage fees with respect to, all of each Seller’s (i) indebtedness for borrowed money, including all outstanding amounts under notes, bonds, debentures, mortgages and similar instruments, (ii) capitalized leases, (iii) obligations under conditional sale or other title retention agreements, (iv) deferred purchase price for property or services (including all “earn out” and similar obligations but excluding accounts payable incurred in the ordinary course of business), (v) deficits and deficiencies under any risk-sharing arrangements with Third-Party Payors or their fiscal intermediaries, (vi) obligations, contingent or otherwise, as an account party in respect of letters of credit and letters of guaranty, (vii) deferred compensation, accrued but unpaid bonuses, unpaid severance owing to former personnel or current personnel as a result of the Contemplated Transactions and other similar liabilities or arrangements with Personnel, (viii) liabilities for any paid time off accrued or required to be accrued for the Personnel in

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 respect of periods before January 1st of the year in which the Closing occurs, (ix) patient accounts receivable credits and historical credits previously taken into income, (x) obligations, contingent or otherwise, in respect of any accrued interest, success fees, prepayment penalties, interest rate swap breakage costs, make- whole premiums or penalties and all costs and expenses associated with the repayment of any of the foregoing and (xi) guaranties of any obligations described in clauses (i) through (x) above of any other Person and any costs and expenses associated with the release of such guarantees. “Indemnified Taxes” means (i) Taxes imposed on or incurred with respect to the Acquired Assets for any Pre-Closing Period and, for Straddle Periods, that portion of any Straddle Period ending on the date before the Closing Date, (ii) Taxes imposed on or incurred by any Seller Party and (iii) Taxes of any Person imposed on the Purchaser or any of its Affiliates as a transferee of or successor to the Acquired Assets, by contract or pursuant to any Law or Order that relate to an event or transaction occurring before the Closing Date. “Initial Cash Consideration” is defined in Section 1.6(a)(i). “Interim Financial Statements” is defined in Section 3.8. “IRS” means the United States Internal Revenue Service. “Issuance Per Share Price” means the trailing 5-day volume weighted average share price of Holdings’ common stock trading on the New York Stock Exchange as of the closing bell on January 20, 2023. “Issuance Per Share Price Collar” means one hundred and ten percent (110%) of the Issuance Per Share Price. “Knowledge” means, (a) with respect to each Seller, the actual knowledge of the Owner of a particular activity, event, fact, circumstance or condition, in each case after making a good faith effort to ascertain the facts in question based on a review of such Person’s files and after consulting with such Person’s direct reports; and (b) with respect to Holdings, the actual knowledge of Jason Conger and Brian D. Koppy of a particular activity, event, fact, circumstance or condition, in each case after making a good faith effort to ascertain the facts in question based on a review of such Person’s files and after consulting with such Person’s direct reports. “Law” means any federal, state, local, municipal, foreign, international, multinational or other constitution, statute, law, rule, regulation, legally-binding policy, ordinance, code, principle of common law or treaty. “Leased Real Estate” is defined in Section 3.16(b). “Managed Care Laws” means all applicable Laws relating to (i) the licensure, certification, qualification or authority to transact business in connection with the provision of, payment for, or arrangement of, health benefits or health insurance, including Laws that regulate managed care, third-party payors, discount health programs, and Persons bearing the financial risk for the provision of health care or dental care services, (ii) health insurance, health maintenance organization or managed care Laws related to the business of insurance or to the provision and payment of health or dental benefits, (iii) the administration of health and dental care claims or benefits or processing or payment for services, treatment and supplies furnished by health care and dental care providers (including third-party administrators), (iv) billing or claim for reimbursement submitted to third-party payors or otherwise related to insurance fraud, (v) establishing, marketing and managing networks of health care and dental care providers, (vi) to the extent applicable, Laws regarding the administration of employee welfare benefit plans, including ERISA,

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 and (vii) the Patient Protection and Affordable Care Act, 42 U.S.C. § 18001, et seq., as amended by the Health Care and Education Reconciliation Act of 2010, Pub. L. 111-152. “Material Contracts” is defined in Section 3.13. “Medicaid” means the medical assistance program established by Title XIX of the Social Security Act of 1965, 42 U.S.C. § 1396, et seq. “Medical Waste” means (i) pathological waste, (ii) blood, (iii) wastes from surgery or autopsy, (iv) dialysis waste, including contaminated disposable equipment and supplies, (v) cultures and stocks of infectious agents and associated biological agents, (vi) contaminated animals, (vii) isolation wastes, (viii) contaminated equipment, (ix) laboratory waste and (x) other biological waste and discarded materials contaminated with or exposed to blood, excretion, or secretions from human beings or animals, including any substance, pollutant, material or contaminant listed or regulated under the Medical Waste Tracking Act of 1988, 42 U.S.C. § 6992, et seq. “Medicare” means the health insurance program for the elderly and disabled established by Title XVIII of the Social Security Act of 1965, 42 U.S.C. § 1395, et seq. “Medicare Advantage Revenue” means, during a particular twelve month period, (1) the revenue constituting capitation payments, including year-end bonuses or surpluses, actually received by the Company from Medicare Advantage plans and resulting from patients serviced at Total Health Clinics, minus (2) any overpayments, required repayments, adjustments, or reconciliation made by any Medicare Advantage plan. For the avoidance of doubt, Medicare Advantage Revenue shall not include any revenue generated through fee for service payments or reimbursements from any Third-Party Payors. “Medicare Advantage Revenue Calculation Delivery Date” is defined in Section 1.11(a). “Medicare Advantage Revenue Dispute” is defined in Section 1.11(a). “Medicare Advantage Revenue Dispute Notice” is defined in Section 1.11(a). “Medicare Advantage Revenue Dispute Period” is defined in Section 1.11(a). “Net Working Capital” is defined in Section 1.6(a)(ii). “Net Working Capital Dispute” is defined in Section 1.10(b)(i). “Net Working Capital Dispute Notice” is defined in Section 1.10(b)(i). “Net Working Capital Dispute Period” is defined in Section 1.10(b)(i). “Net Working Capital Excess” is defined in Section 1.10(d). “Net Working Capital Shortfall” is defined in Section 1.10(d). “Net Working Capital Statement Delivery Date” is defined in Section 1.10(b)(i). “Net Working Capital Target” means One Million Two Hundred Fifty Thousand U.S. Dollars ($1,250,000). “NYSE” means the New York Stock Exchange and any successor stock exchange or inter- dealer quotation system (or any other tier or market thereof on which the securities of Holdings may at any time be listed).

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 “Order” means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any government authority or arbitrator. “Owner” is defined in the preamble to this Agreement. “Owner Documents” is defined in Section 4.2. “Parties” is defined in the preamble to this Agreement. “Payment Date” means January 31, 2023. “Pending Claims Amount is defined in Section 9.6(b). “Permits” means all licenses, permits, registrations, accreditations, certifications, qualifications, approvals and consents pending with or issued by Government Authorities. “Permitted Encumbrances” means (i) statutory liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures, (ii) statutory liens of landlords, carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due and payable, (iii) liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, (iv) easements, rights of way, zoning Laws and other land use restrictions that do not materially impair the present or anticipated value or use of the encumbered asset (v) in the case of leased property, all matters, whether or not of record, affecting the title of the lessor (and any underlying lessor) that do not materially impair the present or anticipated value or use of the encumbered asset, (vi) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business, and (vii) those encumbrances specifically approved by the Purchaser in writing. “Person” means any natural individual, corporation, partnership, limited liability company, joint venture, association, bank, trust company, trust or other entity, whether or not legal entities, or any governmental entity, agency or political subdivision. “Personal Information” means any information in the possession or under the control of the Sellers and their agents that identifies, relates to, describes, is reasonably capable of being associated with or could reasonably be linked, directly or indirectly with an individual, including any personally identifiable data and any other information that is defined as “personal data”, “personally identifiable information” or “personal information” under any Information Protection and Security Law. “Personnel” means each Seller’s human capital workforce who provide services to each Seller (whether employees or independent contractors). “Pre-Closing Period” means any Tax period ending before the Closing Date. “Proceeding” means any litigation, suit, action or binding arbitration (at law or in equity). “Providers” means the physicians and other health care professionals providing professional services on behalf of each Seller. “Purchase Consideration” is defined in Section 1.5. “Purchase Consideration Allocation” is defined in Section 1.6(d). “Purchaser” is defined in the preamble to this Agreement. “Purchaser Documents” is defined in Section 5.2.

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 “Purchaser Indemnitees” is defined in Section 9.1. “Purchaser’s Medicare Advantage Revenue Calculation” is defined in Section 1.11(a). “Receivables” means all of each Seller’s trade accounts receivable, notes receivable, negotiable instruments and chattel paper, including receivables arising from or related to goods sold or services rendered before or on the Closing Date. “Referral Recipient” means any Person to whom any Seller or any of its clinical Personnel refers, recommends or arranges for the referral of patients or other health care business. “Referral Source” means any Person in a position to refer, recommend or arrange for the referral of patients or other health care business. “Restrictive Covenant Agreement” is defined in Section 2.4(a). “Rollover Amount” means $5,000,000. “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder). “Seller” is defined in the preamble to this Agreement and includes the Seller’s predecessors for purposes of Article III. “Seller Parties” is defined in the preamble to this Agreement. “Software” means all computer software (including source code, object code, executable code, data, databases and related documentation), together with all translations, adaptations, modifications, derivations, combinations and derivative works thereof. “Straddle Period” means a taxable period starting before the Closing Date and ending on or after the Closing Date. “Tax” means any federal, state, local, foreign and other net income, gross income, gross receipts, sales, estimated, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, escheat or abandoned property, occupation, premium, property (including personal property), windfall profits, customs, duties or other tax, fee, assessment or charge, together with any interest, penalties, additions to tax or additional amounts with respect thereto, whether disputed or not, and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person. “Tax Return” means any return, declaration, report, information return, statement or other document filed in connection with any Taxes, including all amendments thereof and all schedules and attachments thereto, in respect of any Tax. “Transfer Taxes” is defined in Section 8.2. “Third-Party” means any Person other than any of the Parties. “Third-Party Payors” means all Federal Health Care Programs and all other state or local governmental insurance programs and private, non-governmental insurance and managed care programs with which any Seller contracts to provide goods and services or through which any Seller receives payments or reimbursements for goods and services provided.

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 “Total Health Clinics” means the clinics and their employed or engaged providers attributable to the Total Health Medical Center division of the Company, as assigned by the Company from time to time. “Transaction Documents” means this Agreement and the other agreements, documents and instruments delivered by the Parties at the Closing pursuant to either Section 2.4 or Section 2.5. “Transaction Expenses” means all expenses incurred by the Seller Parties in connection with the negotiation, preparation, execution and delivery of the Transaction Documents and the consummation of the Contemplated Transactions, including (i) all of the Seller Parties’ attorneys’, accountants’ and other advisors’ fees and expenses that have not been paid as of the Closing, and (ii) all sale, retention or change of control bonuses and other similar liabilities (including the employer’s share of payroll, employment and other Taxes associated with such payments) and contingent payments triggered in whole or in part by the Contemplated Transactions. * * * * * * * * * *

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 EXHIBIT B SPECIFICALLY EXCLUDED ASSETS None

EXHIBIT TO ASSET PURCHASE AGREEMENT DM_US 190520716-12.102113.0045 EXHIBIT C PURCHASE PRICE ALLOCATION METHODOLOGY The Parties will allocate the Purchase Consideration and the Assumed Liabilities among the Acquired Assets in the manner stated below. Asset Class Allocation Method Cash and General Deposit Accounts (Form 8594 Asset Class I) Book Value Actively Traded Securities (Form 8594 Asset Class II) Book Value Prepaids and Deposits (Form 8594 Asset Class III) Book Value Receivables (Form 8594 Asset Class III) Book Value Inventory (Form 8594 Asset Class IV) Book Value Tangible Personal Property and Real Estate (Form 8594 Asset Class V) Book Value Intangible Assets and Goodwill (Form 8594 Asset Classes VI and VII) Residual